BURNHAM INVESTORS TRUST
STATEMENT OF ADDITIONAL INFORMATION
BURNHAM FUND
BURHX (Class A)
BURIX (Class B)
BURJX (Class C)
No Ticker (Class I)
BURNHAM FINANCIAL SERVICES FUND
BURKX (Class A)
BURMX (Class B)
BURNX (Class C)
No Ticker (Class I)
BURNHAM FINANCIAL INDUSTRIES FUND
BURFX (Class A)
BURCX (Class C)
BMFIX (Class I)
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
BUTXX
May 1, 2010
As Revised on May 28, 2010
This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Funds’ prospectuses dated May 1, 2010, as applicable, each of which is incorporated by reference herein. The information in this Statement of Additional Information expands on information contained in the applicable prospectus. The prospectuses can be obtained without charge on the Funds’ website at www.burnhamfunds.com or by contacting either the dealer through whom you purchased shares or the transfer agent at 1-800-462-2392.

BURNHAM INVESTORS TRUST
Burnham Investors Trust (the “Trust”), located at 1325 Avenue of the Americas, 26th Floor, New York, New York 10019, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of the following four series, each of which is a separate portfolio of investments with its own investment objective: Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund and Burnham U.S. Government Money Market Fund (each, a “Fund” and collectively, the “Funds”).
The Trust was organized as a Delaware statutory trust on August 20, 1998. The Trust is the surviving entity of the reorganization of The Burnham Fund, Inc. (the “Corporation”), a Maryland corporation, effected on April 30, 1999. Before the reorganization, the Corporation was an open-end management investment company in operation since 1961, consisting of a single series, the Burnham Fund, Inc. Some of the information in this Statement of Additional Information (“SAI”) relates to the Corporation before the reorganization.
INVESTMENT TECHNIQUES AND RELATED RISKS
References in this section to the “Adviser” include Burnham Asset Management Corporation and any subadviser that may be managing a Fund’s portfolio.
EQUITY INVESTMENTS
Common Shares. (All Funds except Burnham U.S. Government Money Market Fund.) Common shares represent an equity (i.e., ownership) interest in a company or other entity. This ownership interest often gives a Fund the right to vote on measures affecting the company’s organization and operations. Although common shares generally have a history of long-term growth in value, their prices, particularly those of smaller capitalization companies, are often volatile in the short-term.
Preferred Shares. (All Funds except Burnham U.S. Government Money Market Fund.) Preferred shares represent a limited equity interest in a company or other entity and frequently have debt-like features. Preferred shares are often entitled only to dividends at a specified rate, and have a preference over common shares with respect to dividends and on liquidation of assets. Preferred shares generally have less voting rights than common shares. Because their dividends are often fixed, the value of some preferred shares fluctuates inversely with changes in interest rates.
Convertible Securities. (All Funds except Burnham U.S. Government Money Market Fund.) Convertible securities are bonds, preferred shares and other securities that pay a fixed rate of interest or dividends. However, they offer the buyer the additional option of converting the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. The value of convertible securities is also sensitive to company, market and other economic news, and will change based on the price of the underlying common stock. Convertible securities generally have less potential for gain than common stock, but also less potential for loss, since their income provides a cushion against the stock’s price declines. However, because the buyer is also exposed to the risk and reward potential of the underlying stock, convertible securities generally pay less income than similar non-convertible securities.
Warrants and Rights. (All Funds except Burnham U.S. Government Money Market Fund.) Warrants and rights are securities that permit, but not obligate, their holder to purchase the underlying equity or fixed-income securities at a predetermined price. Generally, warrants and rights do not carry with them the right to receive dividends on or exercise voting rights concerning the underlying equity securities. Further, they do not represent any rights in the assets of the issuer. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities, and they become worthless if they are not exercised on or before their expiration date. As a result, an investment in warrants or rights may entail greater investment risk than certain other types of investments.
Real Estate Investment Trusts (“REITs”). (All Funds except Burnham U.S. Government Money Market Fund.) REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Fund.
Risks Associated with the Real Estate Industry. (All Funds except Burnham U.S. Government Money Market Fund.) Although a Fund that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore, an investment in the Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:
•	possible declines in the value of real estate;

•	adverse general or local economic conditions;

•	possible lack of availability of mortgage loans;

•	overbuilding;

•	extended vacancies of properties;

•	increases in competition, property taxes and operating expenses;

•	changes in zoning or applicable tax law;

•	costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

•	casualty or condemnation losses;

•	uninsured damages from floods, earthquakes or other natural disasters;

•	limitations on and variations in rents; and

•	unfavorable changes in interest rates.
In addition, if a Fund has rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.
Financial Services Companies. (All Funds except Burnham U.S. Government Money Market Fund.) Each Fund may invest in financial services companies. Burnham Financial Services Fund and Burnham Financial Industries Fund will invest primarily in these companies and will therefore be subject to risks in addition to those that apply to general equity and fixed-income investments. Some events may disproportionately affect the financial services sector as a whole or a particular industry in this sector. Financial services companies could fall out of favor, causing the Fund to underperform funds that focus on other types of stocks. Accordingly, Burnham Financial Services Fund and Burnham Financial Industries Fund may be subject to greater market volatility than a fund that does not concentrate in a particular economic sector or industry. Thus, it is recommended that you invest only part of your overall investment portfolio in Burnham Financial Services Fund or Burnham Financial Industries Fund.
In addition, most financial services companies are subject to extensive governmental regulation, which limits their activities and may (as with insurance rate regulation) affect their ability to earn a profit from a given line of business. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition. Since 2008, the financial markets have experienced very difficult conditions and volatility as well as significant adverse trends. The deteriorating conditions and volatility in these markets have resulted in a decrease in the availability of corporate credit and liquidity. These conditions resulted in insolvency and the closure or acquisition of a number of financial institutions. As conditions have slowly improved throughout 2009, credit markets have recovered, but further consolidation within the financial services industry is anticipated. As the U.S. economy emerges from a recession, any set back could result in further stress in the industry. The decline in asset values may persist in the near term and may adversely affect results of operations of the Funds which would impact the ability of the Adviser to achieve the Funds’ investment objectives. In addition, the financial services sector has been materially and adversely affected by a significant decline in value of mortgage-backed and asset-backed securities. The prospects of many financial services companies is questionable and continues to evolve as financial services companies continue to revise their outlooks and write-down assets that they hold. Governmental intervention in the operations of financial services companies and financial markets may materially and adversely affect the companies in which the fund invests. The valuation of financial services companies has been and continues to be subject to unprecedented volatility. Changing interest rates could reduce the profitability of certain types of companies in the financial services sector. For example, rising interest rates increase the cost of financing to, and may reduce the profitability of, certain financial services companies.
Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency transfers. In some countries, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.
In addition, regulations of the U.S. Securities and Exchange Commission (the “Commission”) limit a Fund’s investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business.
Small Capitalization Companies. (All Funds except Burnham U.S. Government Money Market Fund.) The Funds, and especially, Burnham Financial Services Fund, may invest in U.S. and foreign companies with market capitalizations of $2.1 billion or less. Investing in the common stock of smaller companies involves special risks and considerations not typically associated with investing in the common stock of larger companies. The securities of smaller companies may experience more market price volatility than the securities of larger companies. These companies are typically subject to more dramatic changes in earnings and business prospects than larger, more established companies. In addition, the securities of smaller companies are less liquid because they tend to trade over-the-counter or on regional exchanges, and the frequency and volume of their trading are often substantially less than for securities of larger companies.
Investment Companies. (All Funds.) A Fund may acquire securities of another investment company if, immediately after such acquisition, the Fund does not own in the aggregate: (1) more than 3% of the total outstanding voting stock of such other investment company, (2) securities issued by such other investment company having an aggregate value exceeding 5% of the Fund’s total assets, or (3) securities issued by such other investment company and all other investment companies having an aggregate value exceeding 10% of the Fund’s total assets. Investing in another registered investment company may result in duplication of fees and expenses.
Exchange-Traded Funds (“ETFs”). (All Funds except Burnham U.S. Government Money Market Fund.) A Fund may invest in exchange-traded funds, including Standard & Poor’s Ratings Group (“S&P”) Depositary Receipts (“SPDRs”), Nasdaq 100 Index Tracking Stock (“QQQs”), Dow Jones Industrial Average Tracking Stock (“Diamonds”) and iShares exchange-traded funds (“iShares”). ETFs are shares of publicly-traded unit investment trusts, open-end mutual funds, or depositary receipts that hold portfolios of common stocks which track the performance and dividend yield of specific indices or companies in related industries. These indices may be either broad-based, sector or international. The benchmark indices of SPDRs and QQQs are the S&P 500 Composite Stock Index and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. Broad-based exchange-traded funds track a broad group of stocks from different industries and market sectors. HOLDRS (Holding company Depositary Receipts) are securities that represent an investor’s ownership in the common stock of specified companies in a particular industry, sector or group. International ETFs track a group of stocks from a specific country.
Investments in ETFs are generally subject to limits under the 1940 Act on investments in other investment companies. ETF shareholders are subject to the same risks as holders of diversified stock portfolios. ETFs are subject to certain risks, including: (1) the risk that their prices may not correlate perfectly with changes in the underlying index; and (2) the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Because ETFs trade on an exchange, they may not trade at net asset value per share (“NAV”). Sometimes, the prices of ETFs may vary significantly from the aggregate value of the ETF’s underlying securities. If a Fund elects to redeem its ETF shares rather than sell them on the secondary market, the Fund may receive the underlying securities, which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.
SPDRs, QQQs and Diamonds are shares of publicly-traded unit investment trusts that own the stocks in the S&P 500, Nasdaq 100 and Dow Jones Industrial Average, respectively, in approximately the same proportions as represented in each respective index. Because of the structural features of these ETFs, the Adviser believes that the movement of the share prices of SPDRs, QQQs and Diamonds should closely track the movement of each ETF’s respective index. Each tracking index program bears operational expenses, which are deducted from the dividends paid to investors in the ETF.
iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices or various countries and regions. iSharessm are listed on the New York Stock Exchange (“NYSE”) Arca. The market prices of iShares fluctuate in accordance with both changes in the NAV of their underlying indices and supply and demand of iShares on the NYSE Arca.
FIXED-INCOME INVESTMENTS
Temporary Defensive Investments. (All Funds except Burnham U.S. Government Money Market Fund.) For temporary and defensive purposes, each Fund may invest up to 100% of its total assets in investment grade short-term fixed-income securities (including short-term U.S. Government securities, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper and floating rate notes) and repurchase agreements. Each Fund may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities. A Fund will not be achieving its primary investment objective to the extent it takes a temporary defensive position.
General Characteristics and Risks of Fixed-Income Securities. (All Funds.) Bonds and other fixed-income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the principal amount at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Fixed-income securities have varying degrees of quality and varying maturities.
Credit Ratings. (All Funds.) In general, the ratings of Moody’s Investors Service, Inc. (“Moody’s”), S&P and Fitch Ratings represent the opinions of these agencies as to the credit quality of the securities that they rate. However, these ratings are relative and subjective and are not absolute standards of quality. In addition, changes in these ratings may significantly lag changes in an issuer’s creditworthiness. Changes by recognized agencies in the rating of any fixed-income security or in the ability of the issuer to make payments of interest and principal will also affect the value of the security.
After its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will necessarily require the Adviser, on behalf of a Fund, to sell the securities.
Lower Rated High Yield Fixed-Income Securities. (All Funds except Burnham U.S. Government Money Market Fund.) The Funds may also invest in debt securities of any maturity, duration or credit quality, including lower rated high yield fixed-income securities, from any government or corporate issuer, U.S. or foreign. Lower rated high yield fixed-income securities are those rated below Baa3 by Moody’s, or below BBB- by S&P or Fitch Ratings, or securities which are unrated and determined by the Adviser to be of comparable quality. Lower rated securities are generally referred to as high yield bonds or junk bonds. The risk of default and the price volatility associated with it are greater for junk bonds than for bonds of investment grade issuers. See Appendix A attached to this SAI for a description of the rating categories. A Fund may invest in eligible unrated securities which, in the opinion of the Adviser, offer comparable risks to those associated with permissible rated securities.
Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower rated fixed-income securities generally respond to short-term economic, corporate and market developments more dramatically than do higher rated securities. These developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.
Reduced volume and liquidity in the high yield bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and accurately value a Fund’s assets. The reduced availability of reliable, objective pricing data may increase a Fund’s reliance on management’s judgment in valuing high yield bonds. To the extent that a Fund invests in these securities, the achievement of the Fund’s objective will depend more on the Adviser’s judgment and analysis than it would otherwise be. In addition, high yield securities in a Fund’s portfolio may be susceptible to adverse publicity and investor perceptions, whether or not these perceptions are justified by fundamental factors. In the past, economic downturns and increases in interest rates have caused a higher incidence of default by the issuers of lower rated securities and may do so in the future, particularly with respect to highly leveraged issuers.
Corporate Debt Securities. (All Funds except Burnham U.S. Government Money Market Fund.) Investment in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers is limited to corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities and including corporate income-producing securities, which meet the minimum ratings criteria. The fund’s investments in corporate bonds will generally be of short to medium-term maturities and, on average, will have a credit rating of A.
Credit Risk. (All Funds.) Credit risk relates to the ability of an issuer to pay interest and principal as they become due. Generally, lower quality, higher yielding bonds are subject to more credit risk than higher quality, lower yielding bonds. A default by the issuer of, or a downgrade in the credit rating assigned to, a fixed-income security in a Fund’s portfolio will reduce the value of the security.
Interest Rate Risk. (All Funds.) Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after their acquisition will not affect the cash interest payable on those securities but will be reflected in the valuations of those securities used to compute a Fund’s NAV.
Call (Prepayment) Risk and Extension Risk. (All Funds except Burnham U.S. Government Money Market Fund.) Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life and duration of, the security. This typically happens when interest rates have declined, and a Fund will suffer from having to reinvest in lower yielding securities.
Extension risk is the risk that an issuer may pay principal on an obligation slower than expected. This typically happens when interest rates have increased. Slower than expected prepayments will have the effect of extending the average life and duration of the obligation and possibly of a Fund’s fixed-income portfolio.
Prepayments that are faster or slower than expected may reduce the value of the affected security.
Maturity and Duration. (All Funds.) The effective maturity of an individual portfolio security in which a Fund invests is defined as the period remaining until the earliest date when the Fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity.
Duration is a measure of a debt security’s price sensitivity taking into account expected cash flows and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, a Fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. Each Fund may use various techniques to shorten or lengthen the option-adjusted duration of its fixed-income portfolio, including the acquisition of debt obligations at premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.
Bank and Corporate Obligations. (All Funds.) Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of direct obligations of domestic or foreign issuers. Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. For the Burnham U.S. Government Money Market Fund commercial paper must be rated within the highest credit-quality rating category for short-term debt obligations by at least two nationally recognized statistical rating organizations (“NRSROs”) (or by one, if only one NRSRO has rated the security) (e.g., Moody’s and S&P) at the date of investment, or, if unrated, of comparable quality to securities within the highest credit-quality rating categories as determined by, or under the direction of, the Board of Trustees.
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to domestic deposit liabilities of the bank and equal to other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank (on January 1, 2014, the standard coverage limit will return, unless extended by the FDIC, to $100,000).
FDIC Guaranteed Unsecured Debt. (Burnham U.S. Government Money Market Fund.) The Fund may invest in senior unsecured debt of banks, thrifts, and certain holding companies that are guaranteed under the FDIC’s Temporary Liquidity Guarantee Program. The FDIC’s guarantee under the Temporary Liquidity Guarantee Program will expire on the earlier of: (i) maturity of such security or (ii) June 30, 2012. Although these investments are guaranteed under the FDIC’s Temporary Liquidity Guarantee Program and are backed by the full faith and credit of the United States, such guarantee does not extend to shares of the Fund itself. The Fund’s investments in debt issued by private issuers that is guaranteed under the FDIC’s Temporary Liquidity Guarantee Program are subject to certain risks, including, the risk that a trustee appointed by the private issuer of the debt fails to follow the specified FDIC claims process, and therefore the holders of such debt, including the Fund, may be deprived of all rights and remedies with respect to the FDIC guarantee claim. In addition, the Fund is subject to the risk that the payments by the FDIC pursuant to its guarantee will be delayed from the date payments are due under the terms of the debt. Because there is no track record for securities guaranteed under the Temporary Liquidity Guarantee Program, it is uncertain how such securities will trade in relation to U.S. Government securities in terms of yield spread and the volatility of such spread and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The Temporary Liquidity Guarantee Program is a new program that is subject to change. These risks could adversely affect the value of these securities.
Repurchase Agreements. (All Funds.) The Funds may enter repurchase agreements with approved banks and broker-dealers. In a repurchase agreement, a Fund purchases securities with the understanding that they will be repurchased by the seller at a set price on a set date. This allows a Fund to keep its assets at work but retain overnight flexibility pending longer term investments.
Repurchase agreements involve credit risk. For example, if a seller defaults, a Fund will suffer a loss if the proceeds from the sale of the collateral are lower than the repurchase price. If the seller becomes bankrupt, a Fund may be delayed or incur additional costs to sell the collateral. To minimize risk, collateral must be held with the Funds’ custodian and at least equal the market value of the securities subject to the repurchase agreement plus any accrued interest. Repurchase agreements collateralized entirely by cash or U.S. government securities may be deemed to be fully collateralized pursuant to Rule 2a-7 under the 1940 Act and may be deemed to be investments in cash or U.S. government securities.

U.S. Government Securities. (All Funds.) U.S. Government securities include: U.S. Department of the Treasury (“Treasury”) obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, which are supported by
•	the full faith and credit of the Treasury (such as the Government National Mortgage Association (“GNMA”)),

•	the right of the issuer to borrow from the Treasury (e.g., Federal Home Loan Banks),

•	the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (e.g., Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC”)), or

•	only the credit of the agency and a perceived “moral obligation” of the U.S. Government.
No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (1) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (2) participations in loans made to non U.S. Governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.
U.S. Government securities also include Treasury receipts, zero coupon bonds, Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities. The interest and principal components of stripped U.S. Government securities are traded independently. The most widely recognized trading program for such securities is the Separate Trading of Registered Interest and Principal of Securities Program. Treasury inflation-indexed obligations provide a measure of protection against inflation by adjusting the principal amount for inflation. The semi-annual interest payments on these obligations are equal to a fixed percentage of the inflation-adjusted principal amount.
Mortgage-Backed Securities. (All Funds.) Each Fund may invest only in those mortgage-backed securities that meet its credit quality and portfolio maturity requirements. Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property.
Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment scenarios, a Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in “locking” in a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.
A Fund’s investments in mortgage-backed securities may include conventional mortgage pass through securities and certain classes of multiple class collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. CMOs are issued in multiple classes, each having different maturities, interest rates, payment schedules and allocations of principal and interest on the underlying mortgages. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which a Fund may invest include but are not limited to sequential and parallel pay CMOs, including planned amortization class (“PAC”) and target amortization class (“TAC”) securities. Sequential pay CMOs apply payments of principal, including any prepayments, to each class of CMO in the order of the final distribution date. Thus, no payment of principal is made on any class until all other classes having an earlier final distribution date have been paid in full. Parallel pay CMOs apply principal payments and prepayments to two or more classes concurrently on a proportionate or disproportionate basis. The simultaneous payments are taken into account in calculating the final distribution date of each class. Each Fund may invest in the most junior classes of CMOs, which involve the most interest rate, prepayment and extension risk.
Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and other market risks. Conventional mortgage pass through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.
Agency Mortgage Securities. (All Funds.) The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. Agencies, instrumentalities or sponsored enterprises of the U.S. Government include but are not limited to the GNMA, Fannie Mae and FHLMC. GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the Treasury. Although the U.S. Government has recently provided financial support to Fannie Mae and FHLMC, no assurance can be given that the U.S. Government will provide financial support in the future to securities not backed by the full faith and credit of the U.S. Government. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.
Privately-Issued Mortgage-Backed Securities. (All Funds except Burnham U.S. Government Money Market Fund.) Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.
These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. Government agency. In order to receive a high quality rating, they normally are structured with one or more types of “credit enhancement.” These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.
Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information enabling investors to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.
Asset-Backed Securities. (All Funds.) Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.
Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.
A Fund may invest in any type of asset-backed security if the Adviser determines that the security is consistent with the Fund’s investment objective and policies. Burnham U.S. Government Money Market Fund may invest only in those asset-backed securities that meet its minimum credit risk analysis requirements.
Floating Rate/Variable Rate Notes. (All Funds.) Some notes purchased by a Fund may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. These obligations may be secured by bank letters of credit or other support arrangements. If a security would not satisfy a Fund’s credit quality standards without such a credit support, the entity providing a bank letter or line of credit, guarantee or loan commitment must meet a Fund’s credit quality standards.
The absence of an active secondary market for certain variable and floating rate notes could make it difficult for a Fund to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or there are periods during which the Fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by a Fund will be subject to the Fund’s limitation on investments in illiquid securities if a reliable trading market for the instruments does not exist, and the Fund cannot demand payment of the principal amount of such instruments within seven days.
Structured Securities. (All Funds except Burnham U.S. Government Money Market Fund.) Structured securities include notes, bonds or debentures that provide for the payment of principal of and/or interest in amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Pay-In-Kind, Delayed Payment and Zero Coupon Bonds. (All Funds except Burnham U.S. Government Money Market Fund.) These securities are generally issued at a discount from their face value because cash interest payments are typically postponed until maturity or after a stated period. The amount of the discount rate varies depending on such factors as the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. The market prices of pay-in-kind, delayed payment and zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and in cash, and are likely to respond more to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund generally accrues income on securities that are issued at a discount and/or do not make current cash payments of interest for tax and accounting purposes. This income is required to be distributed to shareholders. A Fund’s investments in pay-in-kind, delayed payment and zero coupon bonds may require the Fund to sell portfolio securities to generate sufficient cash to satisfy its income distribution requirements.
FOREIGN SECURITIES
Each Fund (except Burnham U.S. Government Money Market Fund) may invest in the securities of corporate and governmental issuers located in or doing business in a foreign country (“foreign issuers”). A company is considered to be located in or doing business in a foreign country if it satisfies at least one of the following criteria: (i) the equity securities of the company are traded principally on stock exchanges in one or more foreign countries; (ii) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; (iii) it maintains 50% or more of its assets in one or more foreign countries; (iv) it is organized under the laws of a foreign country; or (v) its principal executive offices are located in a foreign country.
ADRs, EDRs, IDRs and GDRs. (All Funds except Burnham U.S. Government Money Market Fund.) American Depositary Receipts (“ADRs”) (sponsored or unsponsored) are receipts typically issued by a U.S. bank, trust company or other entity and evidence ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between this information and the market value of the unsponsored ADR. European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”) are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts (“GDRs”) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.
Sovereign Debt Obligations. (All Funds except Burnham U.S. Government Money Market Fund.) Investment in sovereign debt obligations involves special risks not present in domestic corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic policies or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
Obligations of Supranational Entities. (All Funds except Burnham U.S. Government Money Market Fund.) Each Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. Participating governments may not be able or willing to honor their commitments to make capital contributions to a supranational entity.
Risks of Foreign Securities. (All Funds except Burnham U.S. Government Money Market Fund.) Investments in foreign securities may involve a greater degree of risk than securities of U.S. issuers. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers.
To the extent that a Fund’s foreign securities are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions in some foreign markets may not be settled promptly so that a Fund’s foreign investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.
Foreign securities may be purchased on over-the-counter markets or exchanges located in the countries where an issuer’s securities are principally traded. Many foreign markets are not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers in foreign countries than in the United States. In certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of assets of a Fund from a country, political or social instability, or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Dividends, interest, and, in some cases, capital gains earned by a Fund on certain foreign securities may be subject to foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund’s shareholders.
The above risks may be intensified for investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. A Fund may be required to establish special custodial or other arrangements before making certain investments in these countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.
ILLIQUID AND RESTRICTED SECURITIES
A Fund may purchase securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), including commercial paper issued in reliance on Section 4(2) of the 1933 Act, and, therefore, are restricted as to their resale. However, a Fund will not invest more than 15% of its net assets (5% for Burnham U.S. Government Money Market Fund) in illiquid investments. The Burnham U.S. Government Money Market Fund shall hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations and any commitments it has made to shareholders. The Board of Trustees of the Trust (the

“Board” or “Trustees”) has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, retain oversight as to, and are ultimately responsible for, these determinations. If the Adviser determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities (Rule 144A securities are unregistered securities sold by private companies to qualified institutional buyers through a broker-dealer) that the securities are liquid, they will not be subject to the 15% limit (5% for Burnham U.S. Government Money Market Fund) in illiquid investments. This investment practice could have the effect of decreasing the level of liquidity in the Fund if sufficient numbers of qualified institutional buyers are not interested in purchasing these restricted securities.
DERIVATIVE INSTRUMENTS
General. (All Funds except Burnham U.S. Government Money Market Fund. Especially relevant for Burnham Financial Industries Fund.) The Funds may, but are not required to, invest in derivative instruments, which are commonly defined as financial instruments whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, security or index. The Funds’ transactions in derivative instruments may include:
•	the purchase and writing of options on securities (including index options) and options on foreign currencies;

•	the purchase and sale of futures contracts based on financial, interest rate and securities indices, equity securities or fixed-income securities; and

•	entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, and related caps, collars, floors and swaptions.
The success of transactions in derivative instruments depends on an Adviser’s judgment as to their potential risks and rewards. Use of these instruments exposes a Fund to additional investment risks and transaction costs. If an Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Fund’s return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include: adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. A Fund could experience losses if the prices of its derivative positions correlate poorly with those of its other investments. The loss from investing in derivative instruments is potentially unlimited.
Each Fund may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. The risks and policies of various types of derivative investments in which the Funds may invest are described in greater detail below.
Options on Securities and Securities Indices. (All Funds except Burnham U.S. Government Money Market Fund. Especially relevant for Burnham Financial Industries Fund.) A Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index containing securities in which it may invest. These options may be listed on securities exchanges or traded in the over-the-counter market. A Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.
Writing Covered Options. (All Funds except Burnham U.S. Government Money Market Fund.) A call option on securities written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.
All call and put options written by a Fund are covered. A written call option or put option may be covered by: (1) maintaining cash or liquid securities in a segregated account with a value at least equal to a Fund’s obligation under the option; (2) entering into an offsetting forward commitment; and/or (3) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.
A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to the option. These purchases are referred to as “closing purchase transactions.”
Segregated Account Risk. (All Funds except Burnham U.S. Government Money Market Fund.) A security held in a segregated account cannot be sold while the position it is covering is outstanding unless it is replaced with cash, cash equivalent or a similar security. Therefore, the segregation of a large percentage of the Fund’s assets could possibly hinder management of the portfolio or the Fund’s ability to meet redemption requests or other current obligations.
Purchasing Options. (All Funds except Burnham U.S. Government Money Market Fund.) A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”) in the market value of securities of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.
The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.
The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s portfolio securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund’s portfolio securities.
A Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Risks Associated with Options Transactions. (All Funds except Burnham U.S. Government Money Market Fund.) There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
A Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.
The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.
Futures Contracts and Options on Futures Contracts. (All Funds except Burnham U.S. Government Money Market Fund. Especially relevant for Burnham Financial Industries Fund.) To seek to increase total return or hedge against changes in interest rates or securities prices, a Fund may purchase and sell futures contracts, and purchase and write call and put options on these futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. These futures contracts may be based on various securities (such as U.S. Government securities), securities indices and any other financial instruments and indices. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the U.S. Commodity Futures Trading Commission (the “CFTC”).
Futures Contracts. (All Funds except Burnham U.S. Government Money Market Fund.) A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Hedging and Other Strategies. (All Funds except Burnham U.S. Government Money Market Fund.) Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire. When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.
A Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s portfolio securities. These futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of these futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities.
When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, a Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.
Options on Futures Contracts. (All Funds except Burnham U.S. Government Money Market Fund.) A Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
A Fund may engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Adviser will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments, which it expects to purchase. As evidence of its hedging intent, a Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.
To the extent that a Fund engages in non-hedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these non-hedging positions will not exceed 5% of the

NAV of the Fund’s portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.
Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.
While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.
Perfect correlation between a Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position, which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.
Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.
Foreign Currency Transactions. (All Funds except Burnham U.S. Government Money Market Fund.) A Fund’s foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. A Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. A Fund may elect to hedge less than all of its foreign currency portfolio positions if deemed appropriate by the Adviser.
If a Fund purchases a forward contract or sells a forward contract for non-hedging purposes, it will segregate cash or liquid securities, of any type or maturity, in a separate account in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund’s commitment with respect to such contracts.
Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These transactions also preclude the opportunity for currency gains if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally expected that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.
The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.
Foreign Currency Options. (All Funds except Burnham U.S. Government Money Market Fund.) Each Fund may purchase or sell (write) call and put options on currency. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller of the option is obligated to fulfill the terms of the written option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time before expiration.
A purchased call option on a foreign currency generally rises in value if the underlying currency appreciates in value. A purchased put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, the option will not limit changes in the value of such currency. For example, if a Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, a Fund might enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, might purchase a foreign currency call option to hedge against a rise in value of the currency. If the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.
Special Risks Associated with Foreign Currency Options. (All Funds except Burnham U.S. Government Money Market Fund.) Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively thin, and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. A Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency. Nevertheless, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.
The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment performance of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. currency option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.
Foreign Currency Futures Transactions. (All Funds except Burnham U.S. Government Money Market Fund.) By using foreign currency futures contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. A Fund may sometimes be able to achieve these objectives more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.
The sale of a foreign currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. The purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Currency futures contracts are closed out by entering into an offsetting purchase or sale transaction for the same aggregate amount of currency and delivery date. If the sale price of a currency futures contract exceeds the price of the offsetting purchase, the Fund realizes a gain. If the sale price is less than the offsetting purchase price, the Fund realizes a loss. If the purchase price of a currency futures contract is less than the offsetting sale price, the Fund realizes a gain. If the purchase price of a currency futures contract exceeds the offsetting sale price, the Fund realizes a loss.
Special Risks Associated with Foreign Currency Futures Contracts and Related Options. (All Funds except Burnham U.S. Government Money Market Fund.) Buyers and sellers of foreign currency futures contracts and related options are subject to the same risks that apply to the use of futures generally. In addition, the risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above.
U.S. dollar-denominated securities of non-U.S. companies. (All Funds except Burnham U.S. Government Money Market Fund.) Each Fund may invest without limit in U.S. dollar-denominated securities of non-U.S. companies but may invest only up to 15% of its total assets in non-dollar-denominated securities of non-U.S. companies.
Swaps, Caps, Floors, Collars and Swaptions. (All Funds except Burnham U.S. Government Money Market Fund. Especially relevant for Burnham Financial Industries Fund.) As one way of managing its exposure to different types of investments, a Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, floors and swaptions. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. A swaption is an option to buy or sell a swap position.
Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.
Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Swap agreements are subject to credit risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. A Fund will maintain in a segregated account cash or liquid securities equal to the net amount, if any, of the excess of the Fund’s obligations over its entitlements with respect to swap, cap, collar, floor or swaption transactions.
Forward Commitments, When-Issued Securities and Delayed Delivery Transactions. (All Funds.) The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a set price at a set date beyond customary settlement time. A Fund will engage in when-issued purchases of securities in order to obtain what is considered to be an advantageous price and yield at the time of purchase. Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis involve a risk of loss if the security to be purchased declines in value, or a security to be sold increases in value, before the settlement date. The failure of the issuer or other party to consummate the transaction may result in a Fund’s losing the opportunity to obtain an advantageous price. Although a Fund usually intends to acquire the underlying securities, the Fund may dispose of such securities before settlement. For purposes of determining a Fund’s average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.
When a Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities of any type or maturity, having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments.
Short Sales. (All Funds except Burnham U.S. Government Money Market Fund. Especially relevant for Burnham Financial Industries Fund.) Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security from a broker or other institution to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the broker from which it borrowed the security an amount equal to any dividends or interest that accrue during the period of the loan. Short sale dividends are treated as an expense and can increase a fund’s total expense ratio although no cash is received or paid by the Fund. To compensate the broker, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.
The Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until the Fund replaces a borrowed security, it will maintain in a segregated account at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, the Fund may not receive any payments (including interest) on collateral deposited with them. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of the Fund’s net assets.
While the Fund is short a security, it is subject to the risk that the security’s lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happened, the Fund would have to buy replacement shares immediately at the stock’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security to close out the short position.
The Fund will also incur transaction costs in effecting short sales. Short sales involve other costs. The Fund must repay to the lender any dividends or interest that accrue while it is holding a security sold short. To borrow the security, the Fund also may be required to pay a premium. The amount of any gain for the Fund resulting from a short sale will be decreased and the amount of any loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.
OTHER INVESTMENT PRACTICES AND RISKS
Lending Portfolio Securities. (All Funds.) The Funds may lend their portfolio securities. These loans are secured by the delivery to a Fund of cash collateral, which may be invested in short-term debt securities and money market funds. The Funds may make loans only to broker-dealers who are members of NYSE, or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if a Fund can terminate the loan at any time.

Voting rights may pass with the lending of securities. In line with industry standards, proxies are not available to be voted when the shares are out on loan through the Funds’ lending program. However, the Funds will make reasonable efforts to recall lent securities so that they may be voted according to the Adviser’s instructions. In furtherance of this effort, the Funds have, in conjunction with the securities lending agent, developed procedures reasonably designed to recall lent securities to facilitate the voting of the shares. In addition, the Adviser has developed operating procedures to restrict the lending of securities held by the Funds that are acquired in an initial public offering (“IPO”), as discussed below, by an issuer with a limited operating history and no identified corporate calendar of shareholder meetings that can be monitored. The lending of securities does not relieve the Trustees of their fiduciary obligation to vote proxies on significant matters. If management has knowledge that a material event will occur affecting an investment on loan, the Trustees would be obligated to call such loan in time to vote such proxies.
When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities, that the securities will not be returned in time for the Funds’ to exercise their voting rights, or that the Funds’ securities lending agent does not learn of an impending vote and therefore does not initiate a recall of the lent securities on the Funds’ behalf. As a result, a Fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The Fund will bear any losses incurred from the investment of the collateral it receives. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund.
Energy Sector Investments. (All Funds except Burnham U.S. Government Money Market Fund, especially the Burnham Fund.) The energy sector includes industries involved the production and sale of energy, including fuel extraction, manufacturing, refining and distribution. Such investments could be disproportionately affected by events affecting the energy sector, including: changes in national and international economic and political conditions, companies in the energy sector may fall out of favor, concentration of investments may increase the volatility of the value of the fund’s investments.
IPOs. (All Funds except Burnham U.S. Government Money Market Fund.) The Funds may invest in IPOs. An IPO is when a company (called the issuer) issues common stock or shares to the public for the first time. Such securities are often issued by smaller, younger companies seeking capital but can also be done by large privately-owned companies looking to trade publicly.
IPO Risk. (All Funds except Burnham U.S. Government Money Market Fund.) The purchase of IPO shares may involve high transaction costs and may involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
Reverse Repurchase Agreements. (All Funds except Burnham U.S. Government Money Market Fund.) The Funds may enter reverse repurchase agreements whereby a Fund sells portfolio assets with an agreement to repurchase the assets at a later date at a set price. A Fund continues to receive principal and interest payments on these securities. The Funds will maintain a segregated custodial account consisting of cash or liquid securities of any type or maturity, having a value at least equal to the repurchase price, plus accrued interest.
Reverse repurchase agreements involve the risk that the value of the securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are borrowings by a Fund and are subject to its investment restrictions on borrowing.
Risks of Non-Diversification. Burnham Financial Industries Fund is classified as “non-diversified” under the 1940 Act. Non-diversification means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since it may invest a larger proportion of its assets in a single issuer than is permitted by the 1940 Act for a diversified fund, an investment in this Fund may be subject to greater fluctuations in value than an investment in a diversified fund. Notwithstanding its non-diversified status, with respect to 50% of its total assets, the Fund may invest in securities of no more than one issuer (or any combination of issuers) limited in respect to an amount not greater in value than 25% of its total assets and, in addition to the foregoing, in securities of not more than two issuers, each limited in respect to an amount not greater in value than 12.5% of its total assets and, with respect to the remaining 50% of its total assets, the Fund may not invest in securities of any single issuer (other than the U.S. Government, its agencies and instrumentalities) limited in respect to an amount not greater in value than 5% of its total assets. The restrictions in the immediately preceding sentence are non-fundamental and may be changed by the Trustees without shareholder approval. This policy shall not be violated so long as any discrepancy from this policy after the acquisition of a security is neither wholly nor partially the result of such acquisition.
Short-Term Trading and Portfolio Turnover. (All Funds.) Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. A Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed-income securities in order to realize capital gains or enhance income. Short-term trading may have the effect of increasing a Fund’s portfolio turnover rate. A high rate of portfolio turnover involves correspondingly higher brokerage costs that must be borne directly by the Fund and thus indirectly by the shareholders, reducing the shareholders’ return. Short-term trading may also increase the amount of taxable gains that must be distributed to shareholders.
INVESTMENT RESTRICTIONS
FUNDAMENTAL INVESTMENT RESTRICTIONS
The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of a Fund’s outstanding voting securities, defined under the 1940 Act as the lesser of: (1) 67% or more of that Fund’s voting securities present at a meeting if the holders of more than 50% of that Fund’s outstanding voting securities are present or represented by proxy, or (2) more than 50% of that Fund’s outstanding voting securities.
1.	A Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act.

2.	A Fund may not make loans to other persons, except loans of securities not exceeding one-third of the Fund’s total assets, investments in debt obligations and transactions in repurchase agreements.

3.	A Fund may not purchase, sell or invest in real estate, but, subject to its other investment policies and restrictions, may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. A Fund may hold and sell real estate acquired through default, liquidation or other distribution of an interest in real estate as a result of the Fund’s ownership of securities.

4.	A Fund may not invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and financial indices; and swaps, caps, floors, collars and swaptions.

5.	A Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act when selling portfolio securities.

6.	Each Fund, except Burnham Financial Industries Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in the securities of any single issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than: (1) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (2) securities of other investment companies.

7.	The Burnham Fund will not concentrate more than 25% of the value of its total assets in any one industry.

8.	A Fund (except for the Burnham Fund) shall not invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities) except that the Burnham Financial Services Fund and the Burnham Financial Industries Fund will, during normal market conditions, invest at least 25% of its total assets in the financial services sector, a group of industries that includes regional and money center banks, insurance companies, home, auto and other specialty finance companies, securities brokerage firms and electronic trading networks, investment management and advisory firms, publicly traded, government-sponsored financial intermediaries, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”), thrift and savings banks, financial conglomerates, foreign financial services companies, electronic transaction processors for financial services companies, real estate investment trusts, depository institutions and any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies.
With respect to Fundamental Investment Restriction 1, the 1940 Act currently permits the fund to borrow from banks in an amount that may not exceed 33 1/3% of the value of the fund’s total assets at the time of borrowing.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
The following restrictions are non-fundamental and may be modified by the Trustees without shareholder approval.

1.	A Fund (other than Burnham U.S. Government Money Market Fund) may not invest more than 15% of its net assets in illiquid securities. Burnham U.S. Government Money Market Fund may not invest more than 5% of its net assets in illiquid securities. A security is illiquid if it cannot be disposed of in 7 days at a price approximately equal to the price at which the Fund is valuing the security.

2.	A Fund may invest in other investment companies, including any closed-end or open-end investment company, hedge fund or unregistered investment company, as permitted by the 1940 Act or by such exemptions as may be granted by the Commission by any rule, regulation or order.

3.	A Fund may not invest in a company for the purpose of exercising control or management of the company.

4.	Burnham Financial Services Fund and Burnham Financial Industries Fund will invest at least 80% of their assets in stocks of U.S. companies in the financial services sector. Burnham U.S. Government Money Market Fund will invest at least 80% of its assets in money market securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements fully collateralized by U.S. Government securities. Each Fund may change the policies described above upon 60 days’ notice to shareholders.

5.	Burnham Financial Industries Fund, with respect to 50% of its total assets, may invest in securities of no more than one issuer (or any combination of issuers) limited in respect to an amount not greater in value than 25% of its total assets and, in addition to the foregoing, in securities of not more than two issuers, each limited in respect to an amount not greater in value than 12.5% of its total assets and, with respect to the remaining 50% of its total assets, the Fund may not invest in securities of any single issuer (other than the U.S. Government, its agencies and instrumentalities) limited in respect to an amount not greater in value than 5% of its total assets. This policy shall not be violated so long as any discrepancy from this policy after the acquisition of a security is neither wholly nor partially the result of such acquisition.
Except with respect to 300% asset coverage for borrowing required by the 1940 Act, whenever any investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security, such percentage limitation will be applied only at the time the Fund acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Fund.
A sector of issuers in different industries is not considered to be an industry, except as stated above with respect to the Burnham Financial Services Fund and the Burnham Financial Industries Fund.
DISCLOSURE OF PORTFOLIO HOLDINGS
It is the general policy of the Trust and each Fund that neither the Funds nor their service providers may selectively disclose a Fund’s portfolio holdings information to any current or potential investor in the Funds, including individuals, institutions and financial intermediaries, in advance of the date such information is disclosed publicly by the Funds.
The Board has adopted policies and procedures relating to disclosure of a Fund’s portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to Fund shareholders.
The Funds, like other typical mutual funds, rely on various service providers (including Burnham Asset Management Corporation, the Funds’ Adviser) and other affiliated and/or unaffiliated entities, to perform all services relating to the Funds’ operations. Some services, such as custody, fund audits, proxy voting, compliance testing, and pricing of portfolio securities, require that the service provider have almost continuous access to information about a Fund’s current portfolio holdings. Other service providers, such as lawyers and accountants, are permitted to review information about a Fund’s current portfolio holdings on a periodic basis. In addition, if a Fund wants to sell certain securities in its portfolio, the Fund will have to identify those securities to the broker handling the sale. It is the Trust’s policy to grant access to portfolio information in the above and other appropriate circumstances only to the extent necessary so that the provider may perform its services relating to the Funds’ operations and the provider is subject to a duty of confidentiality, including a duty not to trade on the non-public information.
In addition, the Trust permits disclosure of non-public portfolio holdings information to third parties in the following very limited circumstances where the Trust or a service provider has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information:
To rating agencies whose purpose in receiving that information is to compile and publish ratings and related information about the Funds, provided such rating agencies are required in writing to maintain the confidentiality of that information at least until such time that the Funds publicly disclose that information.
To third parties who perform services by contract using that information for the Trust’s or the service provider’s own use, provided such entities are required in writing to maintain the confidentiality of that information at least until such time that the Funds publicly disclose that information.

It is also the policy of the Trust that none of the Funds or their service providers may enter into any arrangements pursuant to which they will receive compensation or other consideration directly or indirectly in return for the disclosure of non-public information about a Fund’s portfolio holdings.
Periodic Public Disclosure
The full portfolio holdings of each Fund (other than Burnham U.S. Government Money Market Fund) are filed quarterly with the Commission within the time periods prescribed by rules of the Commission. For the Burnham U.S. Government Money Market Fund, portfolio holdings, including the mark-to-market values, are filed monthly with the Commission within the time periods prescribed by rules of the Commission; the Commission will make these monthly holdings public with approximately a 60-day lag. Further, information regarding each Fund’s portfolio holdings is provided to shareholders on a semi-annual basis in accordance with, and within the time periods prescribed by, rules of the Commission.
The Funds’ (other than Burnham U.S. Government Money Market Fund) portfolio holdings are published monthly, with approximately a 30-day lag, on the Trust’s website. This policy is described in the Funds’ current prospectuses and may be discontinued by the Trust without notice. The Trust considers a Fund’s portfolio holdings not to be confidential on the next day after the Funds’ portfolio holdings are published on the Trust’s website. In order to comply with amendments to Rule 2a-7, effective October 7, 2010, information concerning Burnham U.S. Government Money Market Fund’s portfolio holdings will be posted on the Trust’s website five business days after the end of the month and remain posted on the website for six months thereafter.
A Fund may make information about its portfolio holdings available in other circumstances from time to time as long as the information is generally made available. Any disclosure of a Fund’s portfolio holdings information pursuant to this paragraph must be authorized in advance by the Trust’s President, an Executive Vice President or Vice President, Treasurer or Chief Compliance Officer (“CCO”). For instance, a Fund may, if so approved, disclose information about its portfolio holdings by one or more of the following methods: a press release through a widely circulated news or wire service; an announcement at a press conference, invitations to which are widely circulated or to which the public is generally invited; an interview with a portfolio manager of a Fund if the media through which the interview will be disseminated is broad-based, such as publication in an industry trade article or a national magazine or newspaper or shown on television or broadcast on radio; or through a filing accessible through the Commission’s EDGAR database.
To ensure compliance with this policy, service providers to the Trust may be provided non-public portfolio holdings information only to the extent necessary in connection with the provision of their services to the Trust or a Fund. All service providers that receive portfolio holdings information must have policies and procedures in place, which are designed to maintain the confidentiality of that information in accordance with the Trust’s stated portfolio holdings disclosure policy or must be otherwise subject to a duty of confidentiality. The CCO shall monitor approvals granted by Trust officers for disclosures of portfolio holdings made on a case-by-case basis to ensure that such approvals are consistent with the purposes of this policy. The CCO shall report any violations of this policy to the Trust’s Board.
The Trust seeks to avoid potential conflicts of interest between the Fund shareholders and the Trust’s service providers by notifying all service providers to comply with the foregoing portfolio holdings disclosure policy.

SERVICES FOR SHAREHOLDERS
SHAREHOLDER ACCOUNTS
When an investor initially purchases shares, an account will be opened on the books of the Trust by the transfer agent. The investor appoints the transfer agent as agent to receive all dividends and distributions and to automatically reinvest them in additional shares of the same class of shares. Distributions or dividends are reinvested at a price equal to the NAV of these shares as of the ex-dividend date.
Shareholders who do not want automatic dividend and distribution reinvestment should check the appropriate box of the new account application or notify the transfer agent and, ten business days after receipt of such notice, all dividends and distributions will be paid by check.
PURCHASE AND REDEMPTION OF SHARES
PURCHASE OF SHARES
Shares of Burnham U.S. Government Money Market Fund are offered in one class only, with no sales charge. Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund offer Class A and Class C shares. The Burnham Financial Industries Fund also offers Class I shares, with no sales charge. The Trustees and officers reserve the right to change or waive a Fund’s minimum investment requirements and to reject any order to purchase shares (including purchases by exchange) when in their judgment the rejection is in the Fund’s best interest.
Class B shares of each Fund are not currently being offered. Current holders of Class B shares of Burnham Fund and Burnham Financial Services Fund may continue to reinvest dividends in additional Class B shares of their respective Fund. Class I shares of Burnham Fund and Burnham Financial Services Fund are not currently being offered. Please see the applicable prospectus for further information regarding whether a Fund is currently offering shares of a particular class.
FOR BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND BURNHAM FINANCIAL
INDUSTRIES FUND ONLY:
INITIAL SALES CHARGES ON CLASS A SHARES
Shares are offered at a price equal to their NAV plus a sales charge, which is imposed at the time of purchase. The sales charges applicable to purchases of Class A shares of each Fund are described in the Funds’ current prospectus. Up to 100% of the sales charge may be re-allowed to dealers who achieve certain levels of sales or who have rendered coordinated sales support efforts. These dealers may be deemed underwriters. Other dealers will receive the following compensation:

Dealer Concession as a %
of Offering Price of
Amount Invested	Shares Purchased
Less than $50,000	4.50%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.50%
$250,000 but less than $500,000	2.75%
$500,000 but less than $1,000,000	1.75%
$1,000,000 or more	See below.

OBTAINING A REDUCED SALES CHARGE FOR CLASS A SHARES
Methods of obtaining a reduced sales charge referred to in the Funds’ prospectus are described in more detail below.
Sales charges may be waived for Trustees and certain affiliated persons of the Funds.
Purchases of Class A Shares of $1 Million or More. On purchases by a single purchaser aggregating $1 million or more, the investor will not pay an initial sales charge. Burnham Securities, Inc. (the “Distributor”) may pay a commission to broker-dealers, who initiate and are responsible for such purchases, as follows:
▪	1% on amounts between $1 million and $4 million

▪	0.50% on amounts between $4 million and $10 million

▪	0.25% on the excess over $10 million
A contingent deferred sales charge (“CDSC”) will be imposed on the proceeds of the redemptions of these shares if they are redeemed within 24 months of the end of the calendar month of their purchase. The CDSC will be equal to:
▪	1% if the redemption occurs within the first 12 months and

▪	0.50% if the redemption occurs within the next 12 months.
The CDSC will be based on the NAV at the time of purchase or sale, whichever is lower. No sales charge will be imposed on increases in NAV, dividends or capital gain distributions, or reinvestment of distributions in additional Class A shares. In determining whether the sales charge is payable, the first Class A shares redeemed will be those, if any, on which a sales charge was paid at the time of purchase, and the remaining Class A shares will be redeemed in the order in which they were purchased.
Rights of Accumulation (Class A Shares). If an investor, the investor’s spouse or any children under the age of 21 already hold shares of any Fund, the investor may qualify for a reduced sales charge on its purchase of additional Class A shares. If the value of the shares the investor currently holds in any Fund, plus the amount the investor wishes to purchase is $50,000 or more, the sales charge on the Class A shares being purchased will be at the rate applicable to the total aggregate amount. The Distributor’s policy is to give investors the lowest commission rate possible under the sales charge structure. However, to take full advantage of rights of accumulation, at the time of placing a purchase order, the investor or its dealer must request the discount and give the Distributor sufficient information to determine and confirm whether the purchase qualifies for the discount. Rights of accumulation may be amended or terminated at any time as to all purchases occurring thereafter.
Letter of Intent (Class A Shares). If an investor intends to purchase Class A shares valued at $50,000 or more during a 13-month period, the investor may make the purchases under a Letter of Intent so that the initial Class A shares purchased qualify for the reduced sales charge applicable to the aggregate amount of the investor’s projected purchase. The investor’s initial purchase must be at least 5% of the intended purchase. Purchases made within 90 days before the signing of the Letter of Intent may be included in such total amount and will be valued on the date of the Letter of Intent. The Letter of Intent will not impose a binding obligation to buy or sell shares on either the purchaser or the Fund.
During the period of the Letter of Intent, the transfer agent will hold shares representing 3% of the intended purchase in escrow to provide payment of additional sales charges that may have to be paid if the total amount purchased under the Letter of Intent is reduced. These shares will be released upon completion of the intended investment. If the total Class A shares covered by the Letter of Intent are not purchased, a price adjustment is made, depending upon the actual amount invested within the period covered by the Letter of Intent, by a redemption of sufficient shares held in escrow for the account of the investor. A Letter of Intent can be amended: (a) during the 13-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original; and (b) automatically after the end of the period, if the total purchases of Class A shares credited to the Letter of Intent qualify for an additional reduction in the sales charge. For more information concerning the Letter of Intent, see the application form or contact the Distributor.

CLASS B SHARE TRANSACTIONS
Class B shares are no longer being offered for purchase. Class B shares may be subject to a CDSC upon redemption. Dealers will receive from the Distributor a fee of 4% of the gross proceeds from the sale at the time of settlement.
If Class B shares of a Fund are redeemed within six years after the end of the calendar month in which a purchase order was accepted, a CDSC will be charged by calculating the appropriate percentage on the NAV at the time of purchase or sale, whichever is lower. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder and retained by the Distributor. Proceeds from the CDSC are paid to the Distributor and are used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

CDSC
PURCHASE-TO-SALE PERIOD
1 Year or less	5.00%
Year 2	4.00%
Years 3 and 4	3.00%
Year 5	2.00%
Year 6	1.00%
Over 6 years	None
Conversion of Class B Shares. Class B shares will automatically convert to Class A shares of a Fund eight years after the calendar month in which the purchase order for Class B shares was accepted, on the basis of the relative NAVs of the two classes and subject to the following terms. Class B shares acquired through the reinvestment of dividends and distributions (“reinvested Class B shares”) will be converted to Class A shares on a pro rata basis only when Class B shares not acquired through reinvestment of dividends or distributions (“purchased Class B shares”) are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of the purchased Class shares in the shareholder’s account. For the purposes of calculating the holding period, reinvested Class B shares will be deemed to have been issued on the date on which the issuance of Class B shares occurred.
This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares.
Conversion of Class B shares to Class A shares is contingent on a determination that such conversion does not constitute a taxable event for the shareholder under the Code. If such determination is no longer available, conversion of Class B shares to Class A shares would have to be suspended, and Class B shares would continue to be subject to the Class B distribution fee until redeemed.
CLASS C SHARE PURCHASES
Class C shares are sold at the NAV next determined after receipt of an investor’s purchase order, with a maximum purchase order of $500,000. Class C shares are not subject to an initial sales charge but may be subject to a CDSC upon redemption. Dealers will receive from the Distributor a fee of 1.00% of the gross proceeds from the sale at the time of settlement. Class C shares do not convert into any other class of shares.
If Class C shares of a Fund are redeemed within one year after the end of the calendar month in which a purchase order was accepted, a 1% CDSC will be charged by calculating a percentage on the NAV at the time of purchase or sale, whichever is lower. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder and retained by the Distributor. Proceeds from the CDSC are paid to the Distributor and are used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

CLASS I SHARE PURCHASES
Class I shares are sold at the NAV next determined after receipt of an investor’s purchase order. Class I shares are not subject to an initial sales charge and are not subject to a CDSC upon redemption. Class I shares do not convert into any other class of shares.
EXEMPTIONS FROM CDSC
No CDSC will be imposed on Class I shares. No CDSC will be imposed on Class A, Class B or Class C shares in the following instances:
(a)	redemptions of shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the NAV;

(b)	redemptions of shares acquired through reinvestment of income, dividends or capital gains distributions; and

(c)	redemptions of Class A shares purchased in the amount of $1 million or more and held for more than 24 months or Class B shares held for more than six years from the end of the calendar month in which the shares were purchased or Class C shares held for more than one year from the calendar month in which the shares were purchased.
The CDSC will not apply to purchases of Class A shares at NAV described under “Waivers of Sales Charge” in the Funds’ current prospectus and will be waived for redemptions of Class A, Class B and Class C shares in connection with:
•	distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Code or from custodial accounts under Code Section 403(b)(7), individual retirement accounts (“IRAs”) under Code Section 408(a), deferred compensation plans under Code Section 457 and other employee benefit plans (“plans”);

•	withdrawals under an automatic withdrawal plan where the annual withdrawal does not exceed 10% of the opening value of the account (only for Class B and Class C shares); and

•	redemptions following the death or disability of a shareholder.
In determining whether the CDSC on Class A, Class B or Class C shares is payable, it is assumed that shares not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased.
REDEMPTION OF SHARES
Investors in the Funds may redeem shares on any day the Funds are open for business — normally when the NYSE is open — using the proper procedures described below. See “Net Asset Value” for a list of the days on which the NYSE will be closed.
1.	Through the Distributor or Other Participating Dealers. If an investor’s account has been established by the Distributor or a participating dealer, the investor should contact the Distributor or its account executive at a participating dealer to assist the investor with the redemption. Requests received by a dealer before the close of the NYSE and transmitted to the transfer agent by its close of business that day will receive that day’s NAV.

2.	Regular Redemption Through Transfer Agent. Redemption requests sent by mail to the transfer agent will receive the NAV of the shares being redeemed that is next determined after the request is received in “good form.” “Good form” means that the request is signed in the name in which the account is registered and the signature is guaranteed by a guarantor who participates in the medallion signature guarantee program. Eligible guarantors include member firms of a national securities exchange, certain banks and savings associations and, credit unions, as defined by the Federal Deposit Insurance Act. An investor should verify with the transfer agent that the institution is an acceptable (eligible) guarantor before signing. The transfer agent reserves the right to request additional confirmation from guarantor institutions, on a case by case basis, to establish eligibility. A GUARANTEE FROM A NOTARY PUBLIC IS NOT ACCEPTABLE. Redemption requests for $50,000 or less (whether written or telephonic) which are payable to the registered owner to the legal address of record do not require an additional medallion signature guarantee at the time of redemption.

3.	Redemption by Telephone. Unless an investor has elected otherwise on its new account application, redemption requests may be made by telephone with the transfer agent for amounts of $50,000. The investor or its financial professional can sell shares of the Fund by calling 1-800-462-2392. Please press 1 and follow the automated menu to speak with a customer service representative of the Fund. A check will be mailed to the investor on the following business day.
Redemption requests by a corporation, trust fiduciary, executor or administrator (if the name and title of the individual(s) authorizing such redemption is not shown in the account registration) must be accompanied by a copy of the corporate resolution or other legal documentation appointing the authorized individual, signed and certified within the prior 60 days. The investor may obtain from the Distributor, the Fund or the transfer agent, forms of resolutions and other documentation, which have been prepared in advance to help shareholders comply with the Funds’ procedures.
The Distributor does not charge for its services in connection with the redemption of Fund shares, but upon prior notice may charge for such services in the future. Other securities firms may charge their clients a fee for their services in effecting redemptions of shares of the Funds.
Terms of Redemptions. The amount of your redemption proceeds will be based on the NAV next computed after the Distributor, the Fund or the transfer agent receives the redemption request in proper form. Payment for the redemption normally will be mailed to the shareholder, except as provided below. A shareholder’s redemption proceeds, reduced by any applicable CDSC, will normally be mailed or wired the day after the redemption is processed. If the shareholder purchased shares by check, the payment of redemption proceeds may be delayed until the purchase check has cleared, which may take fifteen or more days. This potential delay can be avoided by purchasing shares with federal funds or a certified check.
Beneficial owners of shares held of record in the name of the Distributor or a participating dealer may redeem their shares only through that firm. The right of redemption may be suspended or the date of payment postponed under certain emergency or extraordinary situations, such as suspension of trading on the NYSE, or when trading in the markets a Fund normally uses is restricted or an emergency exists, as determined by the Commission, so that disposal of a Fund’s assets or determination of its NAV is not reasonably practicable, or for such other periods as the Commission by order may permit.
The Burnham U.S. Government Money Market Fund shall have the ability to suspend redemptions and postpone payment of redemption proceeds in order to facilitate its orderly liquidation in accordance with Rule 22e-3 of the 1940 Act if: (i) the Board of Trustees, including a majority of Trustees who are not interested persons of the Burnham U.S. Government Money Market Fund, determines that the extent of deviation between the Burnham U.S. Government Money Market Fund’s amortized cost price per share and its current NAV calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to investors or existing shareholders; (ii) the Burnham U.S. Government Money Market Fund’s Board of Trustees, including a majority of Trustees who are not interested persons of the Burnham U.S. Government Money Market Fund, irrevocably has approved the liquidation of the Burnham U.S. Government Money Market Fund.
Each Fund reserves the right to redeem a shareholder’s account if its value is less than $2,500 due to redemptions. The affected Fund will give the shareholder 60 days’ notice to increase the account value to the minimum purchase amount. Redemption proceeds will be mailed in accordance with the procedures described above.

Redemptions in Kind. Although the Funds would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities, as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, a brokerage charge will be incurred and the shareholder may be subject to tax on any appreciation of such securities. The Funds will value securities distributed in an in kind redemption at the same value as is used in determining NAV.
Short-Term Redemption Fee. Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund charge a 2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchanging into another Fund) within 30 days after purchase. This fee will compensate the relevant Fund for expenses directly related to the redemption of Fund shares. These expenses include brokerage costs, charges for credit lines and other redemption related costs. The short-term redemption fee is withheld from gross redemption proceeds and is paid to the Fund. This fee is not a deferred sales charge and is not a sales commission.
The short-term redemption fee does not apply to transactions involving:
–	Shares acquired through reinvestment of dividends and other distributions;

–	Shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

–	Shares of a Fund in an account that is closed by the Fund because it fails to meet the Fund’s minimum balance requirements and other similar non-discretionary transactions (e.g., in connection with fund mergers, acquisitions or liquidations); and

–	Certain automated or pre-established exchange, asset allocation, systematic purchase exchange or redemptions, or dollar cost averaging programs.
Each Fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee to shares held through certain omnibus accounts (e.g., brokers, retirement plans and variable insurance products). The Fund will make this determination after considering, among other things, the Fund’s costs of processing redemptions from these accounts and the ability of the omnibus account to systematically assess the redemption fee at the individual account level. A shareholder should consult with its retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to the shareholder’s shares.
The Funds will, upon written request, waive the redemption fee under the following circumstances (and may waive the redemption fee under other circumstances):
–	Any shareholder’s death or disability;

–	Minimum required distributions from retirement accounts;

–	Return of excess contributions in retirement accounts; and

–	Redemptions resulting in the settlement of an estate due to the death of the shareholder.
The Funds will use the first-in, first-out method to determine a shareholder’s holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in an account. If the holding period is less than 30 days, the short-term redemption fee will be assessed on the NAV of those shares calculated at the time the redemption is effected.
REINSTATEMENT PRIVILEGE (CLASS A SHARES)
A shareholder of Class A shares who has redeemed such shares and has not previously exercised the reinstatement privilege may reinvest any portion or all of the redemption proceeds in Class A shares at NAV (without a sales charge), provided that such reinstatement occurs within 120 calendar days after such redemption and the account meets the minimum account size requirement. This privilege may be modified or terminated at any time by the Funds.
In order to use this privilege, the shareholder must clearly indicate by written request to the applicable Fund that the purchase represents a reinvestment of proceeds from previously redeemed Class A, Class B or Class C shares. If a shareholder realizes a gain on a redemption of shares, this gain is taxable for federal income tax purposes even if all of such proceeds are reinvested. If a shareholder incurs a loss on a redemption and reinvests the proceeds in the same Fund, part or all of such loss may not be currently deductible for such tax purposes. See “Taxes” below.
THE REINSTATEMENT PRIVILEGE MAY BE USED BY EACH SHAREHOLDER ONLY ONCE, REGARDLESS OF THE NUMBER OF SHARES REDEEMED OR REPURCHASED. However, the privilege may be used without limit in connection with transactions for the sole purpose of transferring a shareholder’s interest in a Fund to his or her IRA or other tax-qualified retirement plan account.
Purchases, Redemptions or Exchanges Through Authorized Broker-Dealers or Investment Professionals. Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the current prospectuses and this SAI. Your dealer will provide you with specific information about any processing or service fees that you may be charged.
NET ASSET VALUE
Each Fund determines its NAV of each class on each business day as of the close of regular trading (generally 4:00 p.m. Eastern time) on the NYSE by dividing the Fund’s net assets attributable to that class by the number of its shares of that class outstanding. If the NYSE closes early, the Funds accelerate the determination of NAV to the closing time. For purposes of calculating the NAV of Fund shares, the Funds use the following procedures. For purposes of determining NAV, expenses of the classes of a Fund are accrued daily and taken into account. Each Fund’s maximum offering price per Class A share is determined by adding the maximum sales charge to the Class A NAV. Class C shares are offered at NAV without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC). Class I shares are offered at NAV without the imposition of an initial sales charge or a CDSC. The Funds value equity securities traded on a national exchange at their last sale price on the day of valuation. The Funds value equity securities traded on the NASDAQ Stock Market at the NASDAQ Official Closing Price. The Funds generally value equity securities for which no sales are reported or there is no closing price on a valuation day, and securities traded over-the-counter, at the last available bid price.
The Funds value debt securities on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally rely either on the latest bid and asked price or on electronic data processing techniques (matrix pricing) to value normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.
The Funds value short-term debt instruments that have a remaining maturity of 60 days or less at the time of purchase at amortized cost, which approximates market value.
If market quotations or official closing prices are not readily available or if, in the opinion of the Adviser, any quotation or market price is not representative of true market value, the Funds may determine the fair value of any security in good faith in accordance with procedures approved by the Trustees.
The Funds value foreign securities, if any, on the basis of quotations from the primary market in which they are traded. The Funds’ custodian translates assets or liabilities expressed in foreign currencies into U.S. dollars based on London currency quotations as of 5:00 p.m., London time (12:00 noon, Eastern time) on the date of determining a Fund’s NAV. If quotations are not readily available, or the value of foreign securities has been materially affected by events occurring after the closing of a foreign market, the Funds may value their assets by a method that the Trustees believe accurately reflects fair value.
The use of fair value pricing by a Fund may cause the NAV of its shares to differ from the NAV that would be calculated using only market prices. Arbitrage opportunities may exist in certain circumstances, such as when trading in a portfolio security held by a Fund is halted and does not resume before the Fund calculates its NAV or when an event occurs after the closing of a foreign exchange that materially affects the value of a security held by a Fund before the Fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will prevent dilution of any Fund’s NAV by short-term traders. While the Funds have policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Burnham U.S. Government Money Market Fund generally uses the amortized cost valuation method of valuing portfolio securities. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to a Fund. The use of amortized cost valuations is subject to the following conditions: (i) the establishment of procedures reasonably designed, taking into account current market conditions and the Burnham U.S. Government Money Market Fund’s investment objective, to stabilize the NAV as computed; (ii) periodic review by the Trustees, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the value of the Burnham U.S. Government Money Market Fund’s net assets using amortized cost and the value of the Burnham U.S. Government Money Market Fund’s net assets based upon available indications of market value with respect to such portfolio securities; (iii) Trustee consideration of what steps, if any, should be taken if a difference of more than 1/2 of 1% occurs between the two methods of valuation; (iv) the Trustees will take such steps as they consider appropriate, such as shortening the average portfolio maturity, realizing gains or losses, establishing the value of the Burnham U.S. Government Money Market Fund’s net assets by using available market quotations, or reducing the value of interest in the Burnham U.S. Government Money Market Fund, to minimize any material dilution or other unfair results which might arise from differences between the two methods of valuation; and (iv) periodic testing of the Burnham U.S. Government Money Market Fund’s ability to maintain a stable NAV based upon certain hypothetical events, including changes in short-term interest rates, changes in shareholder redemptions, downgrades of or defaults on portfolio securities, and changes of spreads between yields on appropriate benchmarks. The Trustees will from time to time review the extent of any deviation between the amortized cost value of the Fund’s portfolio and the portfolio’s NAV as determined on the basis of available market quotations. If any deviation occurs that may result in unfairness either to new investors or existing shareholders, the Trustees will take such actions, if any, as they deem appropriate to eliminate or reduce this unfairness to the extent reasonably practicable. These actions may include selling portfolio securities before maturity to realize gains or losses or to shorten the Fund’s average portfolio maturity, withholding dividends, splitting, combining or otherwise recapitalizing outstanding shares or using available market quotations to determine NAV.
On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day’s close with the current day’s exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund’s NAV is not calculated. Consequently, a Fund’s portfolio securities may trade and the NAV of that Fund’s shares may be significantly affected on days when a shareholder has no access to that Fund.
The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
TAXES
Each series of the Trust, including each Fund, is treated as a separate entity for U.S. federal income tax purposes. Each Fund has elected, qualified, and intends to continue to qualify for each taxable year, as a “regulated investment company” under Subchapter M of the Code. As such, each Fund intends to comply with the requirements of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets. If each Fund meets all such requirements, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain that is distributed to shareholders in accordance with the timing and other requirements of the Code. If a Fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level, and when such income is distributed to a further tax at the shareholder level.
Each Fund will be subject to a 4% non-deductible U.S. federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.
In order to qualify as a regulated investment company under the Code, each Fund must, among other things: (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. Government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For the purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations (e.g., partnerships, other than qualified publicly traded partnerships, or trusts) for U.S. federal income tax purposes will generally pass through to such Fund. Consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other non-qualifying income.
If a Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of: (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid; and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.
For U.S. federal income tax purposes, all dividends are taxable to a shareholder whether paid in cash or in shares. Dividends from investment company taxable income are taxable either as ordinary income or, if so designated by a Fund and certain other conditions are met, as “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividends distributed by Burnham U.S. Government Money Market Fund are not expected to qualify for treatment as qualified dividend income. Dividends from net capital gain, if any, are taxable to a Fund’s shareholders as long-term capital gains for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Fund.
Dividend income distributed to individual shareholders will qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to “qualified dividend income,” as that term is defined in Section 1(h)(11)(B) of the Code, from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholder.
A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the fund from passive foreign investment companies will not qualify for the maximum 15% U.S. federal income tax rate.
A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if: (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Capital gain dividends distributed by a Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.
Distributions by a Fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.
Any dividend declared by a Fund as of a record date in October, November or December and paid the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the year in which it is declared. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.
Each Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For U.S. federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in U.S. federal income tax liability to a Fund and, as noted above, would not be distributed to shareholders.
A Fund’s investment in debt obligations that are at risk of or in default presents special tax issues for the applicable Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event that it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Each Fund that invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities, or, in general, other securities with original issue discount (or with market discount if a Fund elects to include market discount in income currently), must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net income, including such income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to allow satisfaction of the distribution requirements.
Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain futures contracts and options relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code. Section 988 generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of Fund distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to a Fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed a Fund’s investment company taxable income (computed with regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Options written or purchased and futures contracts entered into by a Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause a Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by a Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988, as described above, and accordingly may produce ordinary income or loss. Additionally, a Fund may be required to recognize gain if an option, futures contract, forward contract, short sale, swap or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by a Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of Fund securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts, swaps and/or offsetting positions (Fund securities or other positions with respect to which a Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts, swaps, straddles, caps, floors, collars and swaptions may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.
In some countries, restrictions on repatriation may make it difficult or impossible for a Fund to obtain cash corresponding to its earnings from such countries, which may cause a Fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.
Each Fund, other than Burnham U.S. Government Money Market Fund, may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a Fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable Fund’s total assets at the close of the taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service (“IRS”). Because the investments of the Funds are such that each Fund expects that it generally will not meet this 50% requirement, shareholders of each Fund generally will not directly take into account the foreign taxes, if any, paid by that Fund and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts these Funds would otherwise have available to distribute. A Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.
If a Fund acquires any equity interest (including, under Treasury regulations that may be promulgated in the future, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” actually or constructively received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually realized is timely distributed by a Fund to its shareholders. The Fund would not be able to pass through to their shareholders any credit or deduction for such a tax. Elections may generally be available to ameliorate these adverse tax consequences, but any such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Funds (other than Burnham U.S. Government Money Market Fund, which is not permitted to acquire foreign stock) may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each Fund’s tax liability or maximize its return from these investments.
Dividends received by a Fund, if any, from U.S. domestic corporations in respect of any share of the stock of such corporations with a tax holding period of at least 46 days (91 days in the case of certain preferred stock), extending before and after each dividend held in an unleveraged position and distributed and designated by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends received deduction generally available to a corporation under the Code. Corporate shareholders must meet the minimum holding period requirements referred to above with respect to their shares of the applicable Fund, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to Fund shares, in order to qualify for the deduction and, if they borrow to acquire or otherwise incur debt attributable to such shares, they may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its Fund shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, and, to the extent such basis would be reduced below zero, current recognition of income would be required. It is not expected that corporate shareholders of Burnham U.S. Government Money Market Fund will be eligible for the dividends-received deduction for dividends distributed by the Burnham U.S. Government Money Market Fund.
At the time of an investor’s purchase of Fund shares (other than shares of Burnham U.S. Government Money Market Fund), a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund’s portfolio. Consequently, subsequent distributions by a Fund with respect to such shares from such income and/or appreciation may be taxable to such investor even if the NAV of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions economically represent a return of a portion of the purchase price.
Upon a redemption (including a systematic withdrawal), exchange or other disposition of shares of a Fund in a transaction that is treated as a sale for tax purposes, a shareholder that is subject to tax generally will realize a taxable gain or loss on the difference between the redemption proceeds and the shareholder’s tax basis in his shares. Generally, no gain or loss should result upon a redemption of shares of Burnham U.S. Government Money Market Fund, provided that it maintains a constant NAV. With respect to the other Funds, such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.
In addition, if Class A shares, Class B shares or Class C shares that have been held for less than 91 days, (1) are redeemed and reinvested in Class A shares of a Fund at NAV pursuant to the reinstatement privilege, or (2) Class A shares are exchanged for Class A shares in another Fund at NAV pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in their tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange.
Any loss realized on a redemption or other disposition of shares may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of the shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired. Withdrawals under the automatic withdrawal plan involve redemptions of shares, which are subject to the tax rules described above. Additionally, reinvesting pursuant to the reinstatement privilege does not eliminate the possible recognition of gain or loss upon the initial redemption of Fund shares but may require application of some of these tax rules (e.g., the wash sale rules).
Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt financed. A plan participant whose retirement plan invests in a Fund generally also is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account (other than certain distributions from a ROTH IRA or Coverdell education savings account (Educational IRA)) generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisers for more information.
The foregoing discussion relates solely to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. corporations, partnerships, trusts or estates) and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, the discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, securities dealers and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, as well as the U.S. federal, and any other state or local, tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.
Shareholders may be subject to 28% backup withholding on reportable payments, including dividends, capital gain distributions, and, except in the case of Burnham U.S. Government Money Market Fund, the proceeds of redemptions (and exchanges) of shares, if they fail to furnish the Funds with their correct taxpayer identification number and certain certifications. A Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
Non-U.S. investors may be subject to different U.S. federal income tax treatment. These investors may be subject to a nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund currently only for certain taxable years of the Fund commencing prior to January 1, 2010, provided that the Fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. None of the Funds expects to be a “U.S. real property holding corporation” as defined in section 897(c)(2) of the Code or to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If a Fund were a U.S. real property holding corporation, certain distributions by the Fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the Fund within one year of certain distributions would be required to file a U.S. federal income tax return to report such gains. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Funds.
The Funds may be subject to state or local taxes in any jurisdiction where the Funds may be deemed to be doing business. In addition, in those states or localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under U.S. federal income tax laws, and an investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

TRUSTEES AND OFFICERS OF THE TRUST
TRUSTEES AND OFFICERS
The direction and supervision of the Trust is the responsibility of the Board. The Board establishes each Fund’s policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Funds. The Board also reviews the various services provided by the Adviser, the subadvisers and the Administrator (as defined under “Administrator” herein) to ensure that each Fund’s general investment policies and programs are being carried out and administrative services are being provided to the Funds in a satisfactory manner.
The Trustees and officers of the Trust, their year of birth, and their principal occupations during the past five years are set forth below. Each Trustee shall serve as Trustee until his resignation or termination as provided in the Trust’s Declaration of Trust or until reaching the Trust’s mandatory retirement age for Trustees who are “non-interested persons” as defined under the 1940 Act (“Independent Trustees”) (or any extension granted ). The Board may grant one or more extensions of service of up to 12 months to Independent Trustees who have reached the age of retirement.
Each officer serves at the pleasure of the Board or until a successor is elected. Unless otherwise indicated, the address of each Trustee and officer for purposes of Trust business is c/o Burnham Investors Trust, 1325 Avenue of the Americas, 26th Floor, New York, NY 10019. Unless otherwise stated, each Trustee oversees four portfolios of the Trust.
Two of the eight Trustees are considered affiliated or “interested” persons under the 1940 Act (“Interested Trustees”). This category is defined as including any person who is an officer, director, or employee of the Adviser or the Distributor. (collectively, the “Burnham Companies”), as well as anyone who — individually or otherwise — owns, controls, or has voting power over 5% or more of the securities of the Burnham Companies or of any of the Funds. Federal regulations require that Interested Trustees make up no more than 50% of any board of trustees. Currently, six of the eight Trustees are “non-interested persons,” as defined under the 1940 Act (“Independent Trustees”).
Although the Trust was formed in 1998, the dates of service shown below include any time spent as director of the Trust’s predecessor organization, Burnham Fund, Inc., which was formed in 1975.
Jon M. Burnham and Debra B. Hyman are father and daughter, respectively.

		Term of		Other Directorships
	Position	Office	Principal Occupation	held by Trustee
Name, Address	Held with	and Time	During the Past 5	During the Past 5
and Age	the Funds	Served	Years	Years

INDEPENDENT TRUSTEES

JOYCE E. HEINZERLING (1956)	Trustee	since 2004	President, Meridian Fund Advisers LLC, since 2009 (consulting firm); General Counsel, Archery Capital LLC, 2000 -2009 (private investment fund).	Director, Value Line Funds, since 2008.

		Term of		Other Directorships
	Position	Office	Principal Occupation	held by Trustee
Name, Address	Held with	and Time	During the Past 5	During the Past 5
and Age	the Funds	Served	Years	Years

SUZANNE D. JAFFE (1943)	Trustee	since 2006	Consultant, SDJ Associates, since 1997 (financial services).	Director, Axel Johnson Inc., since 1997 (industrial); Director, Research Corp., since 1997 (science grants).

DAVID L. LANDSITTEL (1940)	Trustee	since 2004	Certified Public Accountant and Independent Consultant on auditing and financial reporting, since 1997 (auditing matters).	Director and Audit Committee Chair, Molex, Incorporated, since 2005 (manufacturing); Chairman, Committee of Sponsoring Organizations (COSO), since 2009 (private sector governance); Director, CPA Endowment Fund of Illinois, since 2003 (non-profit); Director, Secretary and Treasurer, Hydrangea, Ltd., since 1999 (retail); Director, American Express Bank, Ltd., 2004-2008 (banking).

JOHN C. MCDONALD (1936)	Trustee	since 1989	President, MBX, Inc. (since 1991) (telecommunications).

DONALD B. ROMANS (1931)	Trustee	since 1975	President, Romans & Co., since 1987 (private investment, financial consulting).	Director, Cadogan Opportunistic Alternatives Fund, since 2007; Director, The Phoenix Funds, 1999 - 2006

		Term of		Other Directorships
	Position	Office	Principal Occupation	held by Trustee
Name, Address	Held with	and Time	During the Past 5	During the Past 5
and Age	the Funds	Served	Years	Years

ROBERT F. SHAPIRO (1934)	Lead Independent Trustee	since 1989	Vice Chairman, Klingenstein, Fields & Co., LLC, since 1996 (investment management).	Director, TJX Companies, since 1974 (retail); Director, Genaera, 1996 - 2009 (research).

INTERESTED TRUSTEES

JON M. BURNHAM (1936)	Chairman, President, Chief Executive Officer and Trustee	since 1989	Chairman and Chief Executive Officer of the Adviser since 1995 and Director of the Adviser, and Distributor since 1989.	N/A

GEORGE STARK (1944)	Trustee	since 2002	Senior Managing Director of the Adviser and Distributor, since 1989; President and Chief Executive Officer of Stark Capital Management, since 2002.	Director, Anti-Defamation League Foundation, since 2005 (non-profit); Director, The Menil Foundation, since 2006 (non-profit); Director, Burnham Financial Group, since 2002.

PRINCIPAL OFFICERS

MICHAEL E. BARNA (1961)	Executive Vice President, Chief Financial Officer and Secretary	since 1989	Executive Vice President, since 1997 and Assistant Secretary of the Adviser, since 1989.	N/A

		Term of		Other Directorships
	Position	Office	Principal Occupation	held by Trustee
Name, Address	Held with	and Time	During the Past 5	During the Past 5
and Age	the Funds	Served	Years	Years

THOMAS N. CALABRIA (1968)	Chief Compliance Officer	since 2006	Chief Compliance Officer of the Adviser since 2007; Vice President of the Adviser and Distributor, 2005 to Present; Assistant Vice President and Regulatory Administrator, PNC Global Investment Servicing (formerly PFPC, Inc.), 1998-2005.	N/A

RONALD M. GEFFEN (1952)	Vice President	since 1990	Managing Director of the Adviser and the Distributor, since 1990.	N/A

DEBRA B. HYMAN (1961)	Executive Vice President	since 1989	Vice President and Director of the Adviser and the Distributor, since 1989.	N/A

FRANK A. PASSANTINO (1964)	First Vice President, Assistant Secretary and Anti-Money Laundering Compliance Officer	since 1990 since 1999	First Vice President of the Adviser and the Distributor, since 1990.	N/A
BOARD STRUCTURE
The Board is comprised of eight Trustees, six of whom (75%) are Independent Trustees. The Board has appointed Mr. Burnham (an Interested Trustee) as its Chair and Chief Executive Officer. The Board has established the position of Lead Independent Trustee and has appointed Mr. Shapiro as the Lead Independent Trustee. The Lead Independent Trustee, among other responsibilities, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees, and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Valuation Committee. These committees are chaired by, and composed entirely of, Independent Trustees. See “Committees” above for a further description of the composition, duties and responsibilities of these committees.
The Trustees and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that its leadership structure, including an Interested Trustee as the Chair and an Independent Trustee as the Lead Independent Trustee, is appropriate in light of the asset size of the Trust, the number of Funds offered by the Trust, and the nature of its business, and is consistent with industry practices. In particular, the Board believes that having a super-majority of Independent Trustees is appropriate and in the best interests of Fund shareholders. The Board, including the Independent Trustees, believes the existing structure enables them to exercise effective oversight over the Funds and their operations and to access effectively the expertise and views of the Chief Executive Officer of the Adviser and Distributor.

RISK OVERSIGHT
As part of its responsibilities for oversight of the Trust and the Funds, the Board oversees risk management of each Fund’s investment program and business affairs. Day-to-day risk management functions are subsumed within the responsibilities of the Funds’ Advisers and other service providers (depending on the nature of the risk). The Funds are subject to a number of risks, including investment, compliance, valuation and operational risks. The Board interacts with and reviews reports from the Advisers, the independent registered public accounting firm for the Funds and Administrator regarding risks faced by the Funds and the service providers’ risk functions. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Trust’s internal controls over financial reporting, the Trust’s disclosure controls and procedures and the Trust’s code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.
The Board, including the Independent Trustees, has approved the Trust’s compliance program and appointed the Trust’s CCO, who is responsible for testing the compliance procedures of the Trust and certain of its service providers. Senior management and the CCO report at least quarterly to the Board regarding compliance matters relating to the Trust, and the CCO annually assesses (and reports to the Board regarding) the operation of the Trust’s compliance program. The Independent Trustees meet at least quarterly with the CCO outside the presence of management. The Independent Trustees also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities.
QUALIFICATIONS AND EXPERIENCE OF DIRECTORS AND NOMINEES
The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Advisers, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A Trustee’s ability to perform the duties effectively may have been attained through educational background or professional training; business, consulting or academic positions; experience from service as a Trustee of the Trust, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Trustee that support the conclusion that each person is qualified to serve as a Trustee.
Ms. Heinzerling has served as an Independent Trustee on the Board since 2004. Her relevant experience includes being president of a regulatory consulting company, former general counsel to an investment adviser and director of an unaffiliated mutual fund family.
Ms. Jaffe has served as an Independent Trustee on the Board since 2006. Her relevant experience includes being president of a pension fund consulting business, director of private and public companies and a philanthropic organization, and former Deputy Comptroller of New York State and trustee of the U.S. Social Security and Medicare.
Mr. Landsittel has served as an Independent Trustee on the Board since 2004. His relevant experience includes being a Certified Public Accountant with 42 years of experience in public accounting, an independent consultant with respect to auditing and financial reporting matters and director and officer of various private and non-public entities, and a former Chairman of the Auditing Standards Board of the American Institute of Certified Public Accountants.
Mr. McDonald has served as an Independent Trustee on the Board since 1989. His relevant experience includes being the founder and president of a communications research organization, and a member of various private company and educational boards.

Mr. Romans has served as an Independent Trustee on the Board since 1975. His relevant experience includes being president of a private investment and financial consulting firm and director of various unaffiliated mutual fund families.
Mr. Shapiro has served as an Independent Trustee on the Board since 1989. His relevant experience includes being a member of senior management and partner to an investment management company and director on boards of companies in various industries, including retail and medical research.
Mr. Burnham, has served as an interested Trustee on the Board since 1989. His relevant experience includes being the Chairman, President, Chief Executive Officer and Trustee of the Trust, Chairman, Chief Executive Officer and Director of the Adviser and the Distributor, and the portfolio manager to the Burnham Fund.
Mr. Stark has served as an interested Trustee on the Board since 2002. His relevant experience includes being the president, founder and executive officer of Stark Capital Management, a senior managing director of the Adviser and Distributor, and a portfolio manager.
COMMITTEES
The Board has an Audit Committee consisting of Mr. Landsittel, Mr. Romans and Mr. Shapiro. All of the members of the Audit Committee are Independent Trustees. The Audit Committee reviews the scope and results of the Trust’s annual audit with the Trust’s independent registered public accounting firm and recommends the engagement of such accounting firm. The Audit Committee met two times during the fiscal year ended December 31, 2009.
The Board has a Nominating Committee consisting of Ms. Heinzerling, Mr. McDonald and Ms. Jaffe, each an Independent Trustee. The Nominating Committee is responsible for considering candidates for election to the Board in the event a position is vacated or created. The Nominating Committee meets as necessary. The Nominating Committee met one time during the fiscal year ended December 31, 2009. As long as an existing Independent Trustee continues, in the opinion of the Nominating Committee, to satisfy certain criteria used in evaluating candidates for independent trustee, the Board anticipates that the Nominating Committee would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Nominating Committee will consider candidates timely recommended by shareholders to serve as trustee, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Trust. Any recommendation should be submitted in writing to the Secretary of the Trust, c/o Burnham Asset Management Corporation, 1325 Avenue of the Americas, New York, New York 10019. Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as an Independent Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Trust that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination. In a case where the Trust is holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Trust’s proxy statement, should be submitted within a reasonable time before the Trust begins to print and mail its proxy statement. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any timely submitted shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Trustees. The Trust’s charter for the Nominating Committee specifically precludes discrimination against nominees on the basis of age, race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.
The Board has a Valuation Committee consisting of Mr. Romans, Mr. Shapiro and Ms. Heinzerling, each an Independent Trustee. The Valuation Committee has responsibility for the fair value pricing of any securities held by the Funds, as necessary. The Valuation Committee of the Board met eight times during the fiscal year ended December 31, 2009. The Board and the Valuation Committee have delegated responsibility for the fair value pricing of certain securities held by the Funds that, in the Board’s judgment, are unlikely to have a material effect on a Fund’s NAV, to the Adviser’s valuation committee.

The Board has a Dividend Committee consisting of Mr. Burnham and Mr. Barna. The Dividend Committee has responsibility for the review and declaration of each Fund’s dividends and distributions. The Dividend Committee of the Trust did not meet during the fiscal year ended December 31, 2009.

SECURITY AND OTHER INTERESTS
The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in each series of the Trust and in all registered investment companies overseen by the Trustee within the Trust’s family of investment companies, as defined in Form N-1A under the 1940 Act, as of December 31, 2009.

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies Overseen
	Dollar Range of Equity	by Trustee in Family of
Name of Trustee	Securities in the Funds(1)	Investment Companies
INDEPENDENT TRUSTEES

Joyce E. Heinzerling	Burnham Fund $0 - $10,001	$10,001 - $50,000
Burnham Financial Industries Fund $10,001 - $50,000

Suzanne D. Jaffe	None	None

David L. Landsittel	Burnham Fund $10,001 - $50,000	$10,001 - $50,000
Burnham Financial Industries Fund $10,001 - $50,000

John C. McDonald	Burnham Fund - over $100,000	over $100,000
Burnham Financial Services Fund - over $100,000
Burnham Financial Industries Fund - over $100,000
Burnham U.S. Government Money Market Fund - $50,001 - $100,000

Donald B. Romans	Burnham Fund - over $100,000	over $100,000
Burnham Financial Services Fund - over $100,000
Burnham Financial Industries Fund - $10,001 - $50,000

Robert F. Shapiro	Burnham Fund - $50,001 - $100,000	over $100,000
Burnham Financial Services Fund - $50,001 - $100,000

INTERESTED TRUSTEES

Jon M. Burnham	Burnham Fund - over $100,000	over $100,000
Burnham Financial Services Fund - over $100,000
Burnham Financial Industries Fund - over $100,000
Burnham U.S. Government Money Market Fund - over $100,000

George Stark	Burnham U.S. Government Money Market Fund - $0 - $10,001	$0 - $10,001

(1)	Securities “beneficially owned” as defined under the Securities Exchange Act of 1934, as amended, include direct and or indirect ownership of securities where the Trustee’s economic interest is tied to the securities, employment ownership and securities where the Trustee can exert voting power and where the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

As of December 31, 2009, none of the Independent Trustees, or their immediate family members, owned, beneficially or of record, any securities in the Adviser or principal underwriter of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust.
COMPENSATION OF TRUSTEES AND OFFICERS
Trustees and officers affiliated with the Distributor or the Adviser are not compensated by the Trust for their services.
The Trust typically pays the Independent Trustees an annual retainer and a per meeting fee and reimburses them for their expenses associated with attendance at meetings. The aggregate amount of compensation paid to each Independent Trustee by the Trust for the fiscal year ended December 31, 2009, was as follows:

			Total
		Pension or	Compensation
	Aggregate	Retirement Benefits	from Registrant
Name of Person,	Compensation	Accrued as Part of	and Fund
Position	from Fund*	Trust Expenses	Complex
INDEPENDENT TRUSTEES
Joyce E. Heinzerling	$23,600	N/A	$23,600
Suzanne D. Jaffe	$22,600	N/A	$22,600
David L. Landsittel	$23,600	N/A	$23,600
John C. McDonald	$23,600	N/A	$23,600
Donald B. Romans	$23,600	N/A	$23,600
Robert F. Shapiro	$28,600	N/A	$28,600

*	Amount does not include reimbursed expenses for attending Board and applicable Committee meetings.

PORTFOLIO MANAGERS
Other Accounts Managed
The following table provides information about funds and accounts, other than the Funds, for which the Funds’ portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2009.

				Number of Other Accounts and Total
	Number of Other Accounts Managed and			Assets for Which Advisory Fee is
	Total Assets by Account Type			Performance-Based
					Other
	Registered	Other Pooled		Registered	Pooled
Name of	Investment	Investment	Other	Investment	Investment	Other
Portfolio Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
Burnham Fund
Jon Burnham	0	0	10 accounts -	0	0	0
			$76,774,000
Burnham Financial Services Fund and Burnham Financial Industries Fund
Anton Schutz	0	1 account -	1 account -	0	1 account -	1 account -
		$24,849,334	$1,419,948		$24,849,334	$1,418,948
Description of Compensation
Burnham Fund — As of December 31, 2009, Jon Burnham, the portfolio manager, owns a controlling interest in the Adviser and is compensated by virtue of his ownership interest therein, which entitles him to a share of the Adviser’s profits from all sources, and receives a fixed salary and discretionary bonus for his role as Chief Executive Officer of the Adviser and its affiliates. Mr. Burnham receives no salary or bonus from the Adviser in his role as portfolio manager of the Fund.
Burnham Financial Services Fund and Burnham Financial Industries Fund — Pursuant to subadvisory agreements, the Adviser has hired Mendon Capital Advisors Corp. (“Mendon”), not individual portfolio managers, to provide investment advisory services to these Funds. For services provided to these Funds, the Adviser (and not the Funds) pays the subadviser at the rates set forth in the subadvisory agreements. Mr. Anton Schutz, the President of Mendon, has had primary day-to-day responsibility for the Funds’ respective portfolio since each Fund’s inception.
The compensation structure for Anton Schutz, the portfolio manager for these Funds, is determined by Mendon in accordance with its own internal policies, which are summarized below.
Mr. Schutz, is paid a fixed salary and receives a discretionary bonus as portfolio manager to these Funds. He participates in a discretionary defined contribution plan but receives no match for his contribution. The subadviser receives a performance fee for Burnham Financial Industries Fund (see “The Investment Adviser” section of the applicable prospectus). As a controlling shareholder of the subadviser, Mr. Schutz receives a percentage of the subadviser’s profits from the management of these Funds.
Potential Conflicts of Interest
References in this section to the Adviser include Burnham Asset Management Corporation and any subadviser that may be managing a Fund’s portfolio.
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The side-by-side management of a Fund, separate accounts, proprietary accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices such as cross trading between a Fund and another account raise conflicts of interest. The principal types of potential conflicts of interest that may arise are discussed below. Although the Trust and the Adviser have adopted procedures that they believe are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.
•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as IPOs and private placements. If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the IPO.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.
If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Trust and the Adviser seek to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Ownership of Securities
The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each portfolio manager as of December 31, 2009.

Dollar Range of Fund Shares Beneficially Owned
Burnham Fund
Jon Burnham	over $1,000,000
Burnham Financial Services Fund
Anton Schutz	$500,001 to $1,000,000
Burnham Financial Industries Fund
Anton Schutz	$100,001 to $500,000
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
On April 1, 2010, the Trustees and officers, as a group (with the exception of Jon Burnham), owned approximately: less than 1% of the outstanding shares of each class of Burnham Fund; less than 1% of the outstanding shares of each class of Burnham Financial Services Fund; less than 1% of the outstanding shares of each class of Burnham Financial Industries Fund; and less than 1% of the outstanding shares of Burnham U.S. Government Money Market Fund.
On April 1, 2010, Mr. Burnham owned approximately 1.56% of the outstanding shares of Burnham Fund Class A.
As of April 1, 2010, the persons listed in the table below are deemed to be control persons or principal owners of a Fund, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of a Fund’s outstanding securities and are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of a Fund’s outstanding voting securities.

NAME OF CONTROL PERSON OR PRINCIPAL HOLDER AND
NAME OF FUND	PERCENTAGE OWNERSHIP
Burnham Fund — Class A Shares	Charles Schwab & Co. Inc.
101 Montgomery St.
San Francisco, CA 94104-4122
11.82%

Burnham Fund — Class B Shares	Citigroup Global Markets, Inc.
333 W 34th St. 3rd Floor
New York, NY 10001
15.04%

Citigroup Global Markets, Inc.
333 W 34th St. 3rd Floor
New York, NY 10001
14.93%

Citigroup Global Markets, Inc.
333 W 34th St. 3rd Floor
New York, NY 10001
9.22%

RBC Capital Markets Corp. FBO
Mark C. Gorman
Sickerville, NJ 08081
6.78%

NAME OF CONTROL PERSON OR PRINCIPAL HOLDER AND
NAME OF FUND	PERCENTAGE OWNERSHIP
Citigroup Global Markets, Inc.
333 W 34th St. 3rd Floor
New York, NY 10001
6.43%

Burnham Fund — Class C Shares	Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-9998
67.04%

First Clearing, LLC
Clifford J. Sutton Trustee
Jay E. Sutton Trust
Los Angeles, CA 90067
21.28%

Burnham Financial Services Fund — Class A	Charles Schwab & Co. Inc.
101 Montgomery St.
San Francisco, CA 94104-4122
30.86%

Charles Schwab & Co. Inc.
101 Montgomery St.
San Francisco, CA 94104-4122
9.67%

Burnham Financial Services Fund — Class C	RBC Capital Markets Corp. FBO
Chris K. Chun and Shanel L. Chun
Rancho Palos Verdes, CA 90275
5.78%

John M. Bosworth and
Jacqueline D. Bosworth JTWROS
Lanham, MD 20706
5.32%

Burnham Financial Industries Fund — Class A	Charles Schwab & Co. Inc.
101 Montgomery St.
San Francisco, CA 94104-4122
37.25%

Burnham Financial Industries Fund — Class I	Post & Co.
C/O Bank of New York
P.O. Box 1066 Wall Street Station
New York, NY 10268
22.77%

SEI Private Trust Co.
C/O Mellon Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456
12.73%

SEI Private Trust Co.
C/O State Street Bank
One Freedom Valley Drive
Oaks, PA 19456
7.78%

Burnham U.S. Government Money Market Fund	Burnham Securities Inc.
1325 Avenue of the Americas 26th Floor
New York, NY 10019
98.85%

INVESTMENT MANAGEMENT AND OTHER SERVICES
INVESTMENT ADVISER
Burnham Asset Management Corporation, located at 1325 Avenue of the Americas, 26th Floor, New York, New York 10019, was organized in 1989 in its capacity as investment adviser to the Funds’ high net worth individuals and tax-exempt institutional investors. Burnham Asset Management Corporation is a wholly-owned subsidiary of Burnham Financial Group Inc., a holding company. Jon M. Burnham owns 59% of Burnham Financial Group Inc.
Each Fund has entered into an investment advisory contract (the “Advisory Agreement”) with the Adviser, pursuant to which the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, or select a subadviser to carry out this responsibility, and (b) supervise all aspects of the Fund’s investment operations except those which are delegated to an administrator, custodian, transfer agent or other agent. The Funds bear all costs of their organization and operation that are not specifically required to be borne by another service provider.
As compensation for its services under the Advisory Agreement, each Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

ANNUAL ADVISORY FEE (% of average daily net
FUND NAME	assets)
Burnham Fund	0.60
Burnham Financial Services Fund	0.75
Burnham Financial Industries Fund	0.90 *
Burnham U.S. Government Money Market Fund	0.40

*	Performance Fee for Burnham Financial Industries Fund. Burnham Financial Industries Fund pays an advisory fee that varies based on the performance of the Fund as compared to an index selected by the Trustees. Burnham Financial Industries Fund pays an advisory fee that ranges from 0.80% to 1.00% of average daily net assets based on the performance of the Fund as compared to the KBW Bank Index. The KBW Bank Index and the composite index are each referred to herein as the “Index.” The “Basic Fee” for Burnham Financial Industries Fund is 0.90% of the Fund’s average daily net assets. The Fund’s Basic Fee is subject to adjustment as provided below. One twelfth of the Fund’s annual Basic Fee is applied to the Fund’s average daily net assets for the current month, giving a dollar amount which is the monthly Basic Fee.
The Fund’s Basic Fee is subject to an upward or downward adjustment depending on whether and to what extent the investment performance of the Class A shares of the Fund for the performance period exceeds, or is exceeded by, the record of the Index over the same period. The performance period consists of the current month and the prior 35 months (“performance period”). Each percentage point of performance difference (up to a maximum of +/-10) is multiplied by a performance adjustment rate of 0.01. Accordingly, the maximum annualized adjustment rate is +/-0.10 for Burnham Financial Industries Fund. This performance comparison is made at the end of each month. One twelfth of this rate is then applied to the average daily net assets of the Fund over the entire performance period, giving a dollar amount (the “Performance Adjustment”) that is added to (or subtracted from) the Basic Fee.
The Fund’s performance is calculated based on the NAV of the Fund’s Class A shares. For purposes of calculating the Performance Adjustment, any dividends or capital gain distributions paid by the Fund are treated as if they were reinvested in Class A shares at the NAV as of the payment date. The record for the Index is based on change in value, and any dividends paid on the securities that comprise the Index are treated as if they were reinvested on the ex-dividend date.

The advisory fee paid is the dollar amount calculated for the performance period. If the investment performance of the Index during the Performance Period exceeded the performance record of the Fund, the dollar amount of the Performance Adjustment would be deducted from the Basic Fee.
Because the Performance Adjustment to the Basic Fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not merely whether the Fund’s performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the Fund’s cumulative performance over a longer or shorter period of time.
The Basic Fee is computed and accrued daily, the Performance Adjustment is calculated once each month and the entire advisory fee is paid monthly.
Advisory Fees Paid by each Fund:

							Adviser
							Reimbursement/(Recoupment) to
	Amount Paid to Adviser*						Fund**
Fund Name	2007		2008		2009		2007	2008	2009
Burnham Fund	$608,063		$504,867		$367,712		$5,182	$41,588	$(9,253)
Burnham Financial Services Fund	$845,516		$425,303		$368,046		$48,825	$136,925	$52,037
Burnham Financial Industries Fund	$331,099	***	$501,069	***	$858,795	***	$104,606	$107,577	$49,113
Burnham U.S. Government Money Market Fund	$1,107,099		$1,272,492		$1,169,264		$0	$5,471	$812,687

*	Amounts include advisory fees and expense recoveries after expense reimbursements and fee waivers. See below.

**	As of December 31, 2009, the amount potentially subject to recoupment by the Adviser from the Burnham Fund, the Burnham Financial Services Fund, the Burnham Financial Industries Fund and the Burnham U.S. Government Money Market Fund was $50,631, $237,787, $271,410 and $812,687, respectively.

***	Includes the Performance Fee noted above which were paid to Mendon in the amount of $47,321, $35,047, and $33,094 for the years ended December 31, 2009, 2008 and 2007, respectively.
From time to time, the Adviser may reduce its fee or make other arrangements to limit a Fund’s expenses to a specified percentage of average daily net assets. Effective May 1, 2007, with respect to the Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund, a contractual expense limitation agreement among the Trust, on behalf of such Funds, the Adviser and/or the Distributor (the “Expense Limitation Agreement”) was adopted. The current expense limitation agreement was entered into on April 15, 2009, and the Board has approved its continuance for the period beginning on May 1, 2010. The Expense Limitation Agreement will terminate on April 30, 2011, unless it is renewed by all parties to the agreement, the Advisory Agreement of the fund is terminated, or the expense limitation agreement is otherwise terminated with the consent of the Board. There can be no assurance that the Expense Limitation Agreement will be continued, or that any other similar agreement will be effective, after April 30, 2011. Prior to April 15, 2009 the Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund each benefited from a different level of expense limitation:
Expense Limits Effective May 1, 2007 – April 15, 2009

	Class A	Class B	Class C
Burnham Fund	1.39%	2.14%	2.14%
Burnham Financial Services Fund	1.60%	2.35%	2.35%
Burnham Financial Industries Fund*	0.55%	N/A	0.55%
Expense Limits Effective April 15, 2009 – April 30, 2011

	Class A	Class B	Class C	Class I**
Burnham Fund	1.59%	2.34%	2.34%	1.34%
Burnham Financial Services Fund	1.80%	2.55%	2.55%	1.55%
Burnham Financial Industries Fund*	0.65%	N/A	0.65%	0.65%

*	Pursuant to the Expense Limitation Agreement, the Adviser has contractually agreed to limit the “Other Expenses” of each class of shares of Burnham Financial Industries Fund as described in the current prospectuses. Because the Fund’s advisory fee may vary between 0.80% and 1.00% depending on the Fund’s performance, the Fund’s total net operating expenses will accordingly vary after giving effect to the expense limitation. Pursuant to the Expense Limitation Agreement, the Adviser and the Distributor have also contractually agreed to waive and/or reimburse certain advisory fees, fees pursuant to the applicable Rule 12b-1 Plan, and certain other expenses to the extent required to reduce the total annual class operating expenses of each class of shares of Burnham Fund and Burnham Financial Services Fund to the specified expense limit noted above and described in the current prospectuses. Prior to May 1, 2007, a voluntary expense cap was in place.

**	Class I shares of the Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund were registered with the SEC on December 2, 2009 and Class I shares of the Burnham Financial Industries Fund commenced operations on December 16, 2009.
The expense caps will not apply to interest charges on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, expenditures that are capitalized in accordance with generally accepted accounting principles, “Acquired Fund” (as defined in Form N-1A under the 1940 Act) fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of a Fund’s business (e.g., litigation and indemnification), and any other costs and expenses that may be approved by the Board. Extraordinary expenses are expenses that are unusual or are expected to recur infrequently, and may include, but are not limited to: (i) expenses of the reorganization, restructuring or merger of a Fund, including the acquisition of all the assets of a Fund or the acquisition by a Fund of another fund’s assets, (ii) expenses of substantially rewriting and reformatting a Fund’s disclosure documents, (iii) expenses of holding, and soliciting proxies, for a shareholder meeting to consider and vote upon changes to a Fund’s investment policies and restrictions, charter documents or other fundamental matters, and (iv) expenses of converting to a new custodian, transfer agent or other service provider. Any fee reduction or expense reimbursement made by the Adviser and/or the Distributor to a Fund will be subject to recovery from that Fund by the Adviser and/or the Distributor within the three year period following the end of the fiscal year in which the fee reduction or reimbursement occurred. Subject to the three year limitation, the oldest unrecovered fee reductions and expense reimbursements will be recoverable before later reductions and reimbursements.
With respect to the Burnham U.S. Government Money Market Fund, the Adviser may from time to time voluntarily agree to waive all or a portion of its fees from the Burnham U.S. Government Money Market Fund. Any such waiver by the Adviser may be discontinued or modified by the Adviser at any time. The amount of any waived fees is subject to recoupment by the Adviser from the Burnham U.S. Government Money Market Fund within the same calendar year in which the fees were waived and the three subsequent calendar years, provided that no amount may be recouped that would cause the Burnham U.S. Government Money Market Fund’s total expense ratio as a result of such recoupment to exceed 1.00%. In no event shall the recoupment exceed 0.10% of daily net assets of the Burnham U.S. Government Money Market Fund.
Securities held by the Funds may also be held by other investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more Funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Funds or for other investment advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
Pursuant to the Advisory Agreement, the Adviser is not liable to the Funds or their shareholders for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Trust and the Funds may use the name “Burnham” or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Trust and the Funds (to the extent that they lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser.
The Trust and the Adviser have received an exemptive order from the Commission that permits the Adviser, subject to the approval of the Board, to select subadvisers to serve as portfolio managers of the Funds or to materially modify an existing subadvisory agreement without obtaining shareholder approval of a new or amended subadvisory agreement. Pursuant to the exemptive relief, the Adviser has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser. The shareholders of Burnham Fund, Burnham Financial Services Fund and Burnham U.S. Government Money Market Fund must initially grant such responsibility to the Adviser. In 2005, shareholders of Burnham Fund and Burnham U.S. Government Money Market Fund granted such responsibility to the Adviser. No such shareholder approval is necessary with respect to the Burnham Financial Industries Fund.
SUBADVISERS
The Adviser has engaged the services of subadvisers to provide portfolio management services to certain of the Funds. For their services to these Funds, the Adviser pays each subadviser a subadvisory fee expressed as an annual percentage of the applicable Fund’s average daily net assets. These Funds have no obligation to pay subadvisory fees.

SUBADVISER	SUBADVISED FUND	SUBADVISORY FEE (%)
Mendon Capital Advisors Corp.	Burnham Financial Services Fund	0.45%

	Burnham Financial Industries Fund	Variable % (see below)

Reich & Tang Asset Management LLC	Burnham U.S. Government Money Market Fund	Less than $100 million $100 million but less than $150 million $150 million or more	0.13% 0.06% 0.04%
Mendon is the subadviser to Burnham Financial Services Fund and Burnham Financial Industries Fund. Its principal office is located at 150 Allens Creek Rd., Rochester, NY 14618. Mendon is a corporation organized in the state of Delaware. Mendon is a registered investment adviser and has been providing investment advisory services that focus on the financial services industry to private and public investment companies since 1996. For the fiscal years ended December 31, 2007, 2008 and 2009, Mendon was paid $507,237, $255,182 and $220,828, respectively, for its service as subadviser to Burnham Financial Services Fund. For the fiscal years ended December 31, 2007, 2008 and 2009, Mendon was paid $183,110, $271,447 and $480,730, respectively, for its service as subadviser to Burnham Financial Industries Fund.
Subadviser’s Participation in Performance Fee. The Adviser pays Mendon a subadvisory fee equal to 0.45% of Burnham Financial Industries Fund’s average daily NAV plus or minus the Performance Adjustment. Accordingly, the percentage of Mendon’s subadvisory fee for Burnham Financial Industries Fund will vary based upon the performance of the Fund relative to the performance of the Index. See Performance Fee for Burnham Financial Industries Fund above.
Reich & Tang Asset Management LLC (“Reich & Tang”) is the subadviser to Burnham U.S. Government Money Market Fund. Reich & Tang is a Delaware limited liability company with its principal office located at 600 Fifth Avenue, New York, NY 10020. Reich & Tang is wholly owned by Natixis US, part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, noncontrolling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time. Reich & Tang is a registered investment adviser and has been providing investment advisory services to mutual funds and other institutional clients since 1970. For the fiscal years ended December 31, 2007, 2008 and 2009, Reich & Tang was paid $210,710, $227,248 and $216,926, respectively, for its service as subadviser to Burnham U.S. Government Money Market Fund.
Codes of Ethics. To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Funds, Adviser, subadvisers and Distributor have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes contain policies restricting securities trading in personal trading accounts of Trustees and others who normally come into possession of information about Fund portfolio transactions. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds. These codes of ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Commission’s Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Also, these codes of ethics are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Proxy Voting Procedures. The Board has adopted Proxy Voting Policies and Procedures (“Procedures”) on behalf of the Trust. Under the Procedures, the responsibility for voting proxies is delegated to the Adviser, who may further delegate such responsibility to a third party provider of proxy administration services, subject to the oversight of the Board and the Proxy Oversight Group, a committee of senior officers. The Procedures require that the Adviser vote proxies received in a manner consistent with the best interests of each Fund and its shareholders. The Procedures allow the Adviser to engage an independent proxy voting service to assist in the voting of proxies by providing research and administrative services relating to proxy voting. The proxy voting service may also provide recommendations and research for proxy votes; however, the actual votes will be cast by the Adviser. The Procedures require that the Adviser take reasonable steps to ensure that any third party proxy voting service is independent of the Adviser based on relevant facts and circumstances.
The Adviser with the approval of the Board has contracted with RiskMetrics Group, formerly Institutional Shareholder Services, to provide research, make voting recommendations, assist in the preparation of Form N-PX, maintain records of votes cast and post voting records to the Funds’ website.
The Procedures also provide that the Adviser will make reasonable efforts to recall any loaned securities so that they may be voted according to the Adviser’s instructions. In furtherance of this effort, the Funds have, in conjunction with the securities lending agent, developed procedures reasonably designed to recall loaned securities to facilitate the voting of the shares. In addition, the Adviser has developed operating procedures to restrict the lending of securities held by the Funds that are acquired in an IPO by an issuer with a limited operating history and no identified corporate calendar of shareholder meetings that can be monitored.
The Procedures also require the Adviser to present to the Board: (i) any deviations from the Procedures and any potential conflict of interest that arose in connection with voting a proxy (including how the conflict was resolved) on a quarterly basis; (ii) any deviations from the proxy voting guidelines adopted by the Adviser and the Trust (“Adviser’s Proxy Guidelines”); and (iii) at least annually, a record of each proxy voted by the Adviser on behalf of the Funds and recommend changes to the Procedures (if any) based on the Adviser’s experience under the Procedures, evolving industry practices and applicable regulatory developments. The Proxy Oversight Group may amend the Procedures from time to time and must give prompt notice to the Board of any material changes.
A concise summary of the Adviser’s Proxy Guidelines are attached as an exhibit to this SAI.
Although many proxy proposals can be voted in accordance with the Adviser’s Proxy Guidelines, some proposals will require special consideration or will require that the Adviser make an exception to its policies. In those situations, the Adviser will make a decision on a case-by-case basis. If the Adviser determines that the costs of voting on a proposal outweigh the expected benefits, the Adviser may abstain from voting on the proposal.
If a proxy proposal raises a “potential conflict of interest,” as described in the Procedures as where the Adviser or an affiliated person of the Adviser has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Funds and that is reasonably likely to compromise the Adviser’s independence of judgment and action in voting the proxy, the Proxy Oversight Group, will resolve the conflict as follows:
•	To the extent the matter is specifically covered by the Adviser’s Proxy Guidelines and the Adviser has little or no discretion to deviate from such policies with respect to the proposal in question, the Adviser may vote in accordance with such pre-determined voting policy.

•	To the extent the matter is not covered by the Adviser’s Proxy Guidelines or the Adviser has discretion to deviate from such policy or there is no applicable pre-determined voting policy, the Adviser may: (i) disclose the conflict to the Board and obtain the Board’s consent to the proposed vote prior to voting on such proposal, (ii) engage an independent third party to determine how the proxy should be voted, or (iii) establish an ethical wall or other informational barrier between the person(s) involved in the conflict and the person(s) making the decision in order to insulate the potential conflict from the decision maker.
The Trust is required to file Form N-PX with each Fund’s complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. Once filed, Form N-PX for each Fund will be available without charge, upon request, by calling toll-free 1-800-874-FUND, on the Trust’s website, www.burnhamfunds.com, and on the Commission’s website at www.sec.gov.
ADMINISTRATOR
Burnham Asset Management Corp. also serves as administrator (in such capacity, the “Administrator”) to the Funds pursuant to an administration agreement (“Administration Agreement”). Under the Administration Agreement, the Administrator provides the Funds with office space and personnel to assist the Funds in managing their affairs. The Administrator’s duties require it to supervise all aspects of the Funds’ operations not related to the Funds’ investments. For its services to the Funds, the Administrator is paid by each Fund at the following annual percentage of each Fund’s average daily net assets:

AVERAGE DAILY
NET ASSETS	ADMINISTRATION FEE
For amounts up to $150,000,000	0.150%
$150,000,000 to $300,000,000	0.125%
Over $300,000,000	0.100%
Administration Fees paid by each Fund:

	Amount Paid to Administrator
Fund Name	2007	2008	2009
Burnham Fund	$152,016	$126,217	$91,928
Burnham Financial Services Fund	$169,000	$85,061	$73,609
Burnham Financial Industries Fund	$49,667	$77,670	$143,123
Burnham U.S. Government Money Market Fund	$382,243	$429,494	$402,181
Burnham Asset Management Corporation has contracted with Brown Brothers Harriman & Co. (“BBH&Co.”) to act as sub-administrator to the Funds pursuant to a sub-administrative and trust accounting agency agreement (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, BBH&Co. provides certain sub-administration services to the Funds, subject to the Administrator’s supervision. These services include portfolio accounting, daily valuation of portfolio securities, calculation of fund yields and/or distributions, expense accrual monitoring, preparation of board materials, tax services, compliance testing, preparation of periodic reports (including annual and semi-annual reports on Form N-SAR), maintenance of corporate records, preparation and filing of materials with the Commission (including post-effective amendments to the Trust’s registration statement), and performance of custody administration services. BBH&Co.’s compensation is based on schedules agreed on by the Administrator.

DISTRIBUTOR
Distribution Agreement. The Funds have a distribution agreement (“Distribution Agreement”) with Burnham Securities Inc. (the “Distributor”). The principal business address of the Distributor is 1325 Avenue of the Americas, 26th Floor, New York, NY 10019. Jon M. Burnham and George Stark, Interested Trustees of the Trust, are also affiliated persons of the Distributor. Under the Distribution Agreement, the Distributor is obligated to use its best efforts to sell shares of each class of the Funds. Shares of the Funds are also sold by selected broker-dealers (the “Selling Brokers”), which have entered into selling agency agreements with the Distributor. The Distributor accepts orders for the purchase of shares of the Funds that are continually offered at NAV next determined after the order is received, plus any applicable sales charge. In connection with the sale of Class A and Class C shares, the Distributor and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class C shares, the broker receives compensation immediately, but the Distributor is compensated on a deferred basis. Class B shares of the Funds are no longer being offered. In connection with the sale of Class I shares, the Distributor receives no compensation from sales charges. The Distributor may pay extra compensation to financial services firms selling large amounts of Fund shares. This compensation would be calculated as a percentage of Fund shares sold by the firm.
The table below sets forth both the aggregate amounts of sales charges paid by shareholders and the amounts received by the Distributor for each of the fiscal years ended 2007, 2008 and 2009:

DECEMBER 31, 2007		DECEMBER 31, 2008		DECEMBER 31, 2009
	Amount		Amount		Amount
Aggregate	Received by	Aggregate	Received by	Aggregate	Received by
Amount Paid*	Distributor	Amount Paid**	Distributor	Amount Paid***	Distributor
$847,263	$847,263	$645,872	$645,872	$702,581	$702,581

*	Of the aggregate amount paid for the fiscal year ended December 31, 2007, shareholders of Burnham Fund paid $265,552, shareholders of Burnham Financial Services Fund paid $444,137 and shareholders of Burnham Financial Industries Fund paid $137,574.

**	Of the aggregate amount paid for the fiscal year ended December 31, 2008, shareholders of Burnham Fund paid $217,104, shareholders of Burnham Financial Services Fund paid $233,855 and shareholders of Burnham Financial Industries Fund paid $194,913.

***	Of the aggregate amount paid for the fiscal year ended December 31, 2009, shareholders of Burnham Fund paid $155,609, shareholders of Burnham Financial Services Fund paid $196,737 and shareholders of Burnham Financial Industries Fund paid $350,235.
During the fiscal years ended December 31, 2007, 2008 and 2009, the Distributor received commissions and compensation from the Funds as listed in the table below:

	Net Underwriting	Compensation on
	Discounts and	Redemptions and	Brokerage		Other
Year	Commissions	Repurchases	Commissions		Compensation
2007	$26,606	$162,729	$129,485	*	$0
2008	$72,692	$53,818	$69,500	**	$0
2009	$52,305	$20,302	$77,485		$0

*	Of the aggregate amount paid for the fiscal year ended December 31, 2007, Burnham Fund paid $128,960, Burnham Financial Services Fund paid $0, and Burnham Financial Industries Fund paid $525.

**	Of the aggregate amount paid for the fiscal year ended December 31, 2008, Burnham Fund paid $69,500, Burnham Financial Services Fund paid $0, Burnham Financial Industries Fund paid $0.

***	Of the aggregate amount paid for the fiscal year ended December 31, 2009, Burnham Fund paid $77,485, Burnham Financial Services Fund paid $0, Burnham Financial Industries Fund paid $0.
Distribution Plans. The Trust has adopted distribution plans for the Class A, Class B and Class C shares of Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund, (the “Plans”) in

accordance with Rule 12b-1 under the 1940 Act. Class I shares are not subject to the Plans. The Plans for the Class A shares and Class B shares are reimbursement plans. The Plan for the Class C shares is a compensation plan, which means that the amount of payments under the Plan for Class C shares is not linked to the Distributor’s expenditures and, consequently, the Distributor can make a profit under the Plan. The Plans compensate the Distributor for its services and distribution expenses under the Distribution Agreement. The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under each Plan is submitted to and approved by the Trustees each quarter. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the Financial Industry Regulatory Authority regarding investment companies.
Class A Plan (All Funds except Burnham U.S. Government Money Market Fund.) Pursuant to each Fund’s Class A Plan, the Fund pays the Distributor for financing activities primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which payment is made are approved by the Board. Under the Class A Plan, the Trust pays the Distributor a distribution and/or service fee at the rate of up to 0.25% per annum of the average daily NAV of the Class A shares of Burnham Fund and Burnham Financial Services Fund and at the rate of up to 0.30% per annum of the average daily NAV of the Class A shares of Burnham Financial Industries Fund.
Class B Plan (Burnham Fund and Burnham Financial Services Fund). The Class B Plan provides that the Fund shall pay to the Distributor a distribution fee equal on an annual basis of up to 0.75% of the Fund’s average daily net assets attributable to Class B shares. The distribution fee compensates the Distributor for its distribution services with respect to Class B shares. The Distributor also receives a service fee equal on an annual basis of up to 0.25% of the Fund’s average daily net assets attributable to Class B shares.
The Distributor also receives contingent deferred sales charges (“CDSCs”) attributable to Class B shares to compensate it for its distribution expenses. When a broker-dealer sells Class B shares and elects, with the Distributor’s approval, to waive its right to receive the commission normally paid at the time of the sale, the Distributor may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.
Class C Plan (All Funds except Burnham U.S. Government Money Market Fund). Commissions on the sale of Class C shares of 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with the Distributor. The Distributor may also advance to dealers the first-year service fee payable under the Class C Plan at a rate of 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, the Distributor may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.
The Distributor will in turn pay to securities dealers which enter into a sales agreement with the Distributor a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the Fund’s average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. The Distributor or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by the Distributor or its affiliates for shareholder accounts.
The Distributor also receives CDSCs attributable to Class C shares to compensate it for its distribution expenses. When a broker-dealer sells Class C shares and elects, with the Distributor’s approval, to waive its right to receive the commission normally paid at the time of the sale, the Distributor may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.
General. The fees paid under the Plans are calculated and accrued daily and paid monthly or at such other longer intervals as the Board shall determine. The Plans are subject to annual approval by the Trustees. The Plans are terminable at any time by vote of the Trustees or by vote of a majority of the shares of the applicable class or Fund. Pursuant to each Plan, a new Trustee who is not an interested person (as defined under the 1940 Act) must be nominated by existing Trustees who are not interested persons.
If a Plan is terminated (or not renewed) with respect to any one or more classes or Funds, the Plan may continue in effect with respect to a class or Fund as to which it has not been terminated (or has been renewed). Although there is no obligation for the Trust to pay expenses incurred by the Distributor in excess of those paid to the Distributor under a Plan, if the Plan is terminated, the Board will consider how to treat such expenses. Class B shares of each Fund are no longer offered. To ensure that quality services are provided to existing investors, no changes were made to distribution and service fees paid by the Class B shares of the Funds. It is possible that at some time in the future one or more particular additional classes of shares of one or more Funds may be closed to new investments. In such circumstances, the Board will consider whether, and may determine that, it would be appropriate to continue making payments under such other Fund’s or class’ Plan(s). Any expenses incurred by the Distributor but not yet recovered through distribution fees could be recovered through future distribution fees. If the Distributor’s actual distribution expenditures in a given year are less than the Rule 12b-1 payments it receives from the Funds for that year, and no effect is given to previously accumulated distribution expenditures in excess of the Rule 12b-1 payments borne by the Distributor out of its own resources in other years, the difference would be profit to the Distributor for that year.
Because amounts paid pursuant to a Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plans. None of the Trustees who is not an interested person of the Trust has a financial interest in the operation of any Plan.
The Plans were adopted because of their anticipated benefits to the Funds. These anticipated benefits include: increased promotion and distribution of each Fund’s shares, an enhancement in each Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Funds, increased stability in each Fund’s positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Funds will be allocated among the Funds in proportion to their net assets.
For the fiscal year ended December 31, 2009, the Funds paid fees under their Rule 12b-1 Plans according to the table below.

MARKETING	PRINTING AND			SALES
AND	MAILING OF	UNDERWRITER	BROKER-DEALER	PERSONNEL
ADVERTISING	PROSPECTUSES	COMPENSATION	COMPENSATION	COMPENSATION
$99,794	$26,311	$64,900	$505,636	$286,001
CUSTODIAN
Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, serves as the custodian of the Trust’s securities and cash.
TRANSFER AGENT AND DIVIDEND PAYING AGENT
PNC Global Investment Servicing, located at 760 Moore Rd., King of Prussia, PA 19406, is the transfer and dividend paying agent for the Trust. Its compensation is based on schedules agreed on by the Trust and the transfer agent.
Reich & Tang, the subadviser to Burnham U.S. Government Money Market Fund, also acts as the sub-transfer agent for the Fund. As sub-transfer agent, Reich & Tang provides shareholder account services to shareholders of the Fund. Its compensation is based on schedules agreed on by the Trust and the sub-transfer agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, located at 125 High St., Boston, MA 02110, is the independent registered public accounting firm for the Trust. In addition to reporting annually on the financial statements of the Trust, the firm provides other audit, tax and related services.
SHARES OF BENEFICIAL INTEREST
DESCRIPTION OF THE TRUST’S SHARES
The Trust is a statutory trust organized on August 20, 1998 under Delaware law. The Trustees are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds, with a par value of $0.10 per share or such other amount as the Trustees may establish. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares only of the Funds. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Funds, or any other series of the Trust, into one or more classes. As of the date of this SAI, the Trustees have authorized the issuance of the classes of shares of the Funds described in the current prospectuses.
Each share of a Fund represents an equal proportionate interest in the assets belonging to that Fund. When issued, shares are fully paid and non-assessable. In the event of liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of a Fund are freely transferable and have no preemptive, subscription or conversion rights.
In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times NAV) will be entitled to one vote on any matter on which such shares are entitled to vote.
Unless otherwise required by the 1940 Act or the Declaration of Trust, the Funds have no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares. At any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.
Under Delaware law, shareholders of a Delaware statutory trust are protected from liability for acts or obligations of the Trust to the same extent as shareholders of a private, for-profit Delaware corporation. In addition, the Declaration of Trust expressly provides that the Trust has been organized under Delaware law and that the Declaration of Trust will be governed by Delaware law. It is possible that the Trust might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust’s shareholders could be subject to personal liability.
To guard against this risk, the Declaration of Trust:
•	contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of this disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees;
•	provides for the indemnification out of Trust or Fund property of any shareholders held personally liable for any obligations of the Trust or of the Fund; and
•	provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.
Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability with respect to a Fund is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business and the nature of its assets, the risk of personal liability to a shareholder is remote.
The Declaration of Trust further provides that the Trust will indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving the Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust or any Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.
BROKERAGE
Purchases and sales of portfolio securities are generally placed with broker-dealers who provide the best price (inclusive of brokerage commissions) and execution for orders. However, transactions may be allocated to broker-dealers who provide research. Also, higher fees may be paid to brokers who furnish research if a good faith determination is made that the commissions paid are reasonable in relation to the value of the brokerage and research services provided. Among these services are those that brokerage houses customarily provide to institutional investors, such as statistical and economic data and research reports on companies and industries.
Research services might be useful and valuable to the Adviser, the subadvisers and their affiliates in serving other clients as well as the Funds. Similarly, research services obtained by the Adviser, subadvisers or their affiliates from the placement of portfolio brokerage of other clients might be useful and of value to the Adviser or subadvisers in carrying out their obligations to the Funds.
No transactions may be effected by a Fund with the Distributor acting as principal for its own account. Over-the-counter purchases and sales normally are made with principal market makers except where, in management’s opinion, better executions are available elsewhere. Transactions in securities on a securities exchange are generally effected as agency transactions with brokers (including the Distributor) who receive compensation for their services. U.S. Government and debt securities are traded primarily in the over-the-counter market. Certain equity securities also may be traded in the over-the-counter market. Transactions in the over-the-counter market are generally effected as principal transactions with dealers. However, transactions in the over-the-counter market may also be effected as agency transactions, such as through an electronic communications network (“ECN”) or an alternative trading system (“ATS”). The cost of transactions in securities in the over-the-counter market, whether effected through dealers, ECNs, ATSs or otherwise, may include dealer spreads, brokerage commissions, commission equivalent charges or a combination thereof.
The broker commissions paid by each Fund for the last three fiscal years are set forth in the table below.

	Brokerage Commissions Paid
Fund	2007	2008	2009
Burnham Fund	$187,610	$119,669	$132,729
Burnham Financial Services Fund	$773,760	$523,904	$521,124
Burnham Financial Industries Fund	$395,905	$1,027,904	$1,404,844
Burnham U.S. Government Money Market Fund	N/A	N/A	N/A
Affiliated Brokers. Pursuant to procedures determined by the Trustees and subject to the general policies of the Trust and Section 17(e) of the 1940 Act, the Adviser and each subadviser may place securities transactions, including agency cross trades, with brokers with whom it is affiliated (“Affiliated Brokers”).
Section 17(e) of the 1940 Act limits to “the usual and customary broker’s commission” the amount which can be paid by a Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not “interested persons” of the Trust, has adopted procedures designed to comply with the requirements of Section 17(e) and Rule 17e-1 promulgated thereunder to ensure that an Affiliated Broker’s commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.
A transaction will not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than similar charges for comparable transactions for such broker’s other unaffiliated customers. A Fund may execute purchases and sales of portfolio securities through the Distributor if it is able to obtain the best combination of price (inclusive of brokerage commissions) and execution. The Distributor can charge a Fund commissions for these transactions, subject to review by the Independent Trustees. The Trustees may permit payment of commissions which, though higher than the lowest available, are deemed reasonable. No Fund will engage in principal transactions with Affiliated Brokers. When appropriate, orders for the account of a Fund placed by Affiliated Brokers may be combined with orders of their respective clients in order to obtain a more favorable commission rate. When the same security is purchased for two or more Funds or customers on the same day, each Fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.
A broker may be affiliated with the subadviser with respect to the Fund for which the subadviser provides advice. However, with respect to the remaining Funds for which the subadviser does not provide advice, the broker may be considered unaffiliated.
At least annually, each subadviser that uses Affiliated Brokers will furnish to the Trust a statement setting forth the total amount of all compensation retained by the Affiliated Broker in connection with effecting transactions for the account of a Fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.
Information about brokerage commissions paid by the Funds to the Distributor, an Affiliated Broker, is set forth below.

					2009 Commissions paid
				2009 Commissions paid	by Fund to Distributor
				by Fund to Distributor	as a percentage of Total
				as a percentage of	Dollar Amount of
				Fund’s Total	Fund’s Transactions
	Brokerage Commissions Paid			Brokerage	Involving Brokerage
	to Distributor			Commissions	Commissions
Fund	2007	2008	2009	2009	2009

Burnham Fund	$128,960	$69,500	$77,485	58%	0.11%
Burnham Financial Services Fund	$—	$—	$—	0%	0%
Burnham Financial Industries Fund	$525	$—	$—	0%	0%
Burnham U.S. Government Money Market Fund	N/A	N/A	N/A	N/A	N/A
Each Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. The value of each Fund’s aggregate holdings of securities of its regular broker-dealers as of December 31, 2009 is as follows:

		Value of Fund’s
Fund	Issuer	Aggregate Holdings of Issuer

Burnham Fund	Bank of America Corp.	$1,656,600
Burnham Financial Services Fund	Bank of America Corp.	$2,436,401
Burnham Financial Industries Fund	Bank of America Corp.	$4,115,299
Burnham U.S. Government Money Market Fund	N/A	N/A

FINANCIAL STATEMENTS
The audited financial statements of the Trust for the annual period ended December 31, 2009 are included in the Trust’s Annual Report to Shareholders dated December 31, 2009. These audited financial statements, in the opinion of management, reflect all adjustments necessary to produce a fair statement of the results for the periods presented. You can obtain a copy of the Trust’s Annual Report dated December 31, 2009 by writing or calling the Distributor at the address or telephone numbers set forth on the cover of this SAI. The Annual Report is incorporated by reference into this SAI by reference to the Annual Report as filed with the Commission on March 2, 2010.

APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS
COMMERCIAL PAPER RATINGS
MOODY’S INVESTORS SERVICE, INC. (MOODY’S): “PRIME-1” and “PRIME-2” are Moody’s two highest commercial paper rating categories. Moody’s evaluates the salient features that affect a commercial paper issuer’s financial and competitive position. The appraisal includes, but is not limited to the review of such factors as:
1.	Quality of management.

2.	Industry strengths and risks.

3.	Vulnerability to business cycles.

4.	Competitive position.

5.	Liquidity measurements.

6.	Debt structures.

7.	Operating trends and access to capital markets.
     Differing degrees of weight are applied to the above factors as deemed appropriate for individual situations.
     STANDARD & POOR’S RATINGS GROUP, A DIVISION OF MCGRAW-HILL COMPANIES, INC. (S&P): “A-1” and “A-2” are S&P’s two highest commercial paper rating categories and issuers rated in these categories have the following characteristics:
1.	Liquidity ratios are adequate to meet cash requirements.

2.	Long-term senior debt is rated A or better.

3.	The issuer has access to at least two additional channels of borrowing.

4.	Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.

5.	Typically, the issuer is in a strong position in a well-established industry or industries.

6.	The reliability and quality of management is unquestioned.
Relative strength or weakness of the above characteristics determine whether an issuer’s paper is rated “A-1” or “A-2”. Additionally, within the “A-1” designation, those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) rating category.
BOND RATINGS
S&P: An S&P bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.
A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
The S&P bond ratings and their meanings are:

“AAA”	Bonds rated “AAA” have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

“AA”	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

“A”	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

“BBB”	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

“BB”	Bonds rated “BB” are regarded as less vulnerable in the near term than lower rated obligors. However, they face major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“B”	Bonds rated “B” are regarded as more vulnerable than obligors rated “BB,” but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will impair the obligor’s capacity or willingness to meet its financial commitments.

“CCC”	An obligor rated “CCC” is currently vulnerable, and is dependent upon favorable business, financial, or economic conditions to meet its financial commitments.

“CC”	An obligor rated “CC” is currently highly vulnerable.
Plus (+) or Minus (-): The ratings from “AA” to “CC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Provisional Ratings. The letter “P” indicates a provisional rating that assumes successful completion of a project financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA,” “AA,” “A,” and “BBB”, commonly known as “investment-grade” ratings) are generally regarded as eligible for bank investment.

MOODY’S: The Moody’s ratings and their meanings are:

“Aaa”	Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”	Bonds which are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower then the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A”	Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”	Bonds which are rated “Baa” are considered as medium-grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba”	Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B”	Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

“Caa”	Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca”	Bonds which are rated “Ca” represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C”	Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

“Con.”	Bonds rated “Con.” are bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. A parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

U.S. Proxy Voting Guidelines Concise Summary
January 22, 2010
Routine/Miscellaneous:
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
     Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees
Board of Directors:
Votes on director nominees should be determined on a CASE-BY-CASE basis.
Four fundamental principles apply when determining votes on director nominees:
•	Board Accountability

•	Board Responsiveness

•	Director Independence

•	Director Competence
Board Accountability
Problematic Takeover Defenses
VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered on a CASE-by-CASE basis), if:
•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

•	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

•	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

•	The board makes a material adverse change to an existing poison pill without shareholder approval.
Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•	The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

[1]	In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.
Problematic Audit-Related Practices
Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote CASE-by-CASE on members of the Audit Committee and/or the full board if:
•	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.
Problematic Compensation Practices
VOTE WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:
•	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

•	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment made to shareholders;

•	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Other Problematic Governance Practices
VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:
•	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:
-	A classified board structure;

-	A supermajority vote requirement;

-	Majority vote standard for director elections with no carve out for contested elections;

-	The inability for shareholders to call special meetings;

-	The inability for shareholders to act by written consent;

-	A dual-class structure; and/or

-	A non-shareholder approved poison pill.
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:
•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Board Responsiveness
Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:
•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Director Independence
Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors in the Summary Guidelines) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

•	The full board is less than majority independent.
Director Competence
Vote AGAINST or WITHHOLD from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

•	- Degree to which absences were due to an unavoidable conflict;

•	- Pattern of absenteeism; and

•	- Other extraordinary circumstances underlying the director’s absence;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing features:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

-	serves as liaison between the chairman and the independent directors;

-	approves information sent to the board;

-	approves meeting agendas for the board;

-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

-	has the authority to call meetings of the independent directors;

-	if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
-	Egregious compensation practices;

-	Multiple related-party transactions or other issues putting director independence at risk;

-	Corporate and/or management scandals;

-	Excessive problematic corporate governance provisions; or

-	Flagrant board or management actions with potential or realized negative impact on shareholders.
Shareholder Rights & Defenses:
Net Operating Loss (NOL) Protective Amendments
For management proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”), the following factors should be considered on a CASE-BY-CASE basis:
•	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.
Poison Pills- Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.
Poison Pills- Management Proposals to Ratify Poison Pill
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
Poison Pills- Management Proposals to ratify a Pill to preserve Net Operating Losses (NOLs)
Vote CASE-BY-CASE on management proposals for poison pill ratification. For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOLs”), the following factors are considered on a CASE-BY-CASE basis:
•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);

•	The value of the NOLs;

•	The term;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.
Shareholder Ability to Call Special Meetings
Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of and management’s response to previous shareholder proposals.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:
•	Ownership structure;

•	Quorum requirements; and

•	Supermajority vote requirements.
Capital/Restructuring:
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:
•	Past Board Performance:
o	The company’s use of authorized shares during the last three years;

o	One- and three-year total shareholder return; and

o	The board’s governance structure and practices;
•	The Current Request:
o	Disclosure in the proxy statement of the specific reasons for the proposed increase;

o	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and its three-year total shareholder return; and

o	Risks to shareholders of not approving the request.
Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.

Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
•	Past Board Performance:
o	The company’s use of authorized preferred shares during the last three years;

o	One- and three-year total shareholder return; and

o	The board’s governance structure and practices;
•	The Current Request:
o	Disclosure in the proxy statement of specific reasons for the proposed increase;

o	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and three-year total shareholder return; and

o	Whether the shares requested are blank check preferred shares, and whether they are declawed.
Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.
Mergers and Acquisitions
Vote CASE —BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Compensation:
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•	The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group;

•	Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for problematic pay practices.
Other Compensation Proposals and Policies
Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)
In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices- dissatisfaction with compensation practices can be expressed by voting against the MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on which to express the dissatisfaction, then the secondary target will be members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal; then vote withhold or against compensation committee member (or, if the full board is deemed accountable, to all directors). If the negative factors impact equity-based plans, then vote AGAINST an equity-based plan proposal presented for shareholder approval.
Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.
Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:
•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.
Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•	Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•	Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.
Pay for Performance
Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.
Focus on companies with sustained underperformance relative to peers, considering the following key factors:
•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS — Global Industry Classification Group); and

•	Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.
If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.
Non-Performance based Compensation Elements
Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including guaranteed pay and excessive or inappropriate non-performance-based pay elements.
While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis.
•	Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;

•	Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;

•	Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;

•	Change-in-control payments exceeding 3 times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties (“Single Triggers”); new or materially amended agreements that provide for “modified single triggers” (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross-up (including “modified gross-ups”);

•	Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc; (see also excise tax gross-ups above)

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements; or

•	Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent re-grant of underwater options).
Incentives that may Motivate Excessive Risk-Taking
Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:
•	Guaranteed bonuses;

•	A single performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.
Options Backdating
Vote CASE-by-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:
•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.
A CASE-by-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.
Board Communications and Responsiveness
Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:
               Poor disclosure practices, including:
-	Unclear explanation of how the CEO is involved in the pay setting process;

-	Retrospective performance targets and methodology not discussed;

-	Methodology for benchmarking practices and/or peer group not disclosed and explained.
               Board’s responsiveness to investor input and engagement on compensation issues, for example:
-	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

-	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.
Recoup Bonuses
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:
•	If the company has adopted a formal recoupment bonus policy;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent.
Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
-	Rigorous stock ownership guidelines, or

-	A holding period requirement coupled with a significant long-term ownership requirement, or

-	A meaningful retention ratio,
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.
Social/Environmental Issues:
Overall Approach
When evaluating social and environmental shareholder proposals, RMG considers the following factors:
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Board Diversity
Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:
•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:
•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	The company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.
Greenhouse Gas (GHG) Emissions
Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
•	The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.
Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.
Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame